EXHIBIT 10.5

EXECUTION VERSION

AMENDED AND RESTATED SECURITYHOLDER AGREEMENT

This AMENDED AND RESTATED SECURITYHOLDER AGREEMENT (“Agreement”) is made as of April 30, 2010, among Thermon Group Holdings, Inc., a Delaware corporation (the “Company”), CHS Private Equity V LP, a Delaware limited partnership (the “Fund”), each of the Persons listed from time to time on Schedule I attached hereto (each, a “Manager”), each of the Persons listed from time to time on Schedule II attached hereto (each, a “Fund Associate”), each of the Persons (if any) listed from time to time on Schedule III attached hereto (each, a “Lender”), each of the Persons listed from time to time on Schedule IV attached hereto (each, a “Co-Investor”), and each of the Persons listed on Schedule V attached hereto (each, a “Former Owner”), and as to Sections 2.1(b) and (e) only, acknowledged and agreed to by Thermon Holdings, LLC, a Delaware limited liability company (“Seller”), and Thermon Holding Corp, a Delaware corporation (the “Target Company”).

R E C I T A L S:

A. The authorized capital stock of the Company consists of Two Hundred Thousand (200,000) shares of common stock, par value $.001 per share (the “Common Stock”), consisting of One Hundred Sixty Five Thousand (165,000) shares of Class A Common Stock, par value $.001 per share (“Class A Common”), and Thirty Five Thousand (35,000) shares of Class B Common Stock, par value $.001 per share (“Class B Common”).

B. The Fund, certain Managers, a Fund Associate and certain Former Owners entered into that certain Securityholder Agreement dated as of March 26, 2010 (the “Original Securityholder Agreement”), in order to subscribe for shares of Common Stock, to provide for certain restrictions on the disposition of Shares, to create certain options with respect to such Shares, and to agree to certain other matters.

C. The Securityholders on the date of this Agreement desire to amend and restate the Original Securityholder Agreement in its entirety as provided herein to reflect, among other things, the subscription and purchase of Shares by Co-Investors and certain Managers, upon the terms, conditions and provisions set forth herein.

A G R E E M E N T S:

NOW, THEREFORE, the parties agree as follows:

ARTICLE I

EFFECTIVE TIME; SCHEDULES; DEFINITIONS

1.1 Effectiveness of Agreement. Anything contained in this Agreement to the contrary notwithstanding, this Agreement shall automatically and without any further action by the parties hereto become effective only at the Effective Time. Prior to the Effective Time, this Agreement shall have no force or effect. If the Acquisition Agreement is terminated in accordance with its terms, this Agreement shall automatically and without any action by the parties hereto be terminated and of no further force or effect. As of the Effective Time, this Agreement shall be the only agreement governing the terms of any Securities or any equity or equity-like securities of any Subsidiary (except, in the case of the Managers, for the Manager Equity Agreements and, if applicable, any Share Equivalents), and any other agreement governing any Securities or such equity or equity-like securities shall be terminated and of no further force or effect.

1.2 Schedules. The Company is hereby authorized to modify and amend any schedules to this Agreement to reflect any changes to such schedules.

1.3 Definitions. For purposes hereof:

“Acquisition Agreement” means the Stock Purchase Agreement dated as of March 26, 2010, by and among Buyer, Target Company, and Seller, as amended from time to time.

“Affiliate” of a Person means any other Person Controlling, Controlled by or under common Control with such Person. An “Affiliate” of the Company includes each of the Company’s direct or indirect Subsidiaries, whether or not in existence on the date hereof.

“Agreement” has the meaning set forth in the Preamble.

“Board” means the Board of Directors of the Company.

“Buyer” means Thermon Group, Inc., a Delaware corporation.

“Co-Investor” has the meaning set forth in the Preamble.

“Company” has the meaning set forth in the Preamble.

“Company Group” means the Company and its Subsidiaries.

“Company Indemnified Parties” has the meaning set forth in Section 6.1(c)(xix).

“Company Offer Period” has the meaning set forth in Section 3.2(a)(i).

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise, while “Controlled” and “Controlling” have correlative meanings.

“Crown” has the meaning set forth in Section 5.1(e).

“Demanding Investors” has the meaning set forth in Section 6.1(a).

“Demand Registration” has the meaning set forth in Section 6.1(a).

“Effective Time” means the time of the Closing (as defined in the Acquisition Agreement).

“Election Period” has the meaning set forth in Section 3.2(b).

“Exchange Act” means the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder, in each case as amended from time to time, or any successor thereto.

“Exempt Transfer” has the meaning set forth in Section 3.1(c).

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“Family” has the meaning set forth in Section 3.1(c).

“Family Entity” has the meaning set forth in Section 3.1(c).

“Family Group” has the meaning set forth in Section 3.1(c).

“Family Trust” has the meaning set forth in Section 3.1(c).

“Former Owner” has the meaning set forth in the Preamble.

“Fully-Diluted Basis” means assuming the exercise of all Share Equivalents (except unvested Share Equivalents that are subject to vesting and Share Equivalents that are not then exercisable). A determination under this Agreement (including regarding the number of any securities held or outstanding) shall be made on a Fully Diluted Basis if (and only if) this Agreement expressly states that it shall be so made.

“Fund” has the meaning set forth in the Preamble.

“Fund Affiliate” means (i) any Affiliate of the Fund or any investment fund which is sponsored or organized by Code Hennessy & Simmons LLC, (ii) any employee of (A) Code Hennessy & Simmons LLC, or (B) any Affiliate of Code Hennessy & Simmons LLC or (C) the Fund, or (iii) any investment fund which is sponsored or organized by Code Hennessy & Simmons LLC or any of its Affiliates, including any Fund Associate; provided, however, that for purposes of this definition neither the Company nor any of its Subsidiaries shall be considered an Affiliate of the Fund or any investment fund managed by Code Hennessy & Simmons LLC or any of its Affiliates.

“Fund Directors” has the meaning set forth in Section 5.1(a).

“Fund Related Shares” means (i) all Shares originally issued, directly or indirectly, to the Fund or any Fund Associate, (ii) all Shares of the type described in clause (i) above which have been Transferred to the Fund or any Fund Associate, and (iii) all other Shares held by Persons holding securities described in clauses (i) and (ii) above. As to any particular Fund Related Shares, such securities shall cease to be Fund Related Shares when they have been distributed to the public pursuant to a Public Sale or repurchased by the Company. For purposes of this Agreement, a Person shall be deemed to be a holder of Fund Related Shares, and the Fund Related Shares shall be deemed to be in existence, whenever such Person has the right to acquire, directly or indirectly, such Fund Related Shares (upon conversion or exercise in connection with a Transfer of Securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, and such Person shall be entitled to exercise the rights of a holder of Fund Related Shares hereunder.

“Lender” has the meaning set forth in the Preamble.

“Management Director” has the meaning set forth in Section 5.1(b).

“Manager” has the meaning set forth in the Preamble.

“Manager Equity Agreement” means any Manager Equity Agreement among a Manager, the Company and the Fund.

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“New Entities” has the meaning set forth in Section 4.3(a).

“Note Agreement” means, if applicable, a Note or Securities Purchase Agreement (or similar agreement) between one or more members of the Company Group and any Lender, as such agreement may be supplemented or amended from time to time.

“Observer” has the meaning set forth in Section 5.1(e).

“Offer Notice” means a written notice of a proposed Transfer pursuant to Section 3.2.

“Offered Securities” has the meaning set forth in Section 3.2(a)(i).

“Open Market Transactions” means any Transfer of Shares by a Manager in the open market following a Public Sale.

“Other Directors” has the meaning set forth in Section 5.1(c).

“Participation Sale” has the meaning set forth in Section 4.1(b).

“Permitted Transferee” has the meaning set forth in Section 3.1(c).

“Person” means any individual, partnership, corporation, limited liability company, association, joint stock company, trust, joint venture, unincorporated organization, or the United States of America or any other nation, state or other political subdivision thereof, or any entity exercising executive, legislative, judicial, regulatory or administrative functions of government.

“Piggyback Event” has the meaning set forth in Section 6.1(b).

“Public Offering” means a public offering of Shares (or the securities of any successor entity) or shares of a Subsidiary pursuant to an effective registration statement under the Securities Act.

“Public Sale” means any sale (i) pursuant to a Public Offering, (ii) any sale to the public pursuant to Rule 144 under the Securities Act (or any similar rule then in force), or (iii) any sale effected on any securities exchange or automated quotation system.

“Purchaser” has the meaning set forth in Section 3.2.

“Qualified Public Offering” means a Public Offering in which the gross proceeds to the Company are at least $75,000,000.

“Registrable Shares” has the meaning set forth in Section 6.1(a).

“Sale of the Company” means the sale (in a single transaction or a series of related transactions) of the Company to any Person (other than the Fund or a Fund Associate) pursuant to which such Person acquires (i) a majority of the then outstanding shares of Common Stock (whether by merger, consolidation, sale or Transfer of Shares, reorganization, recapitalization or otherwise), or (ii) all or substantially all of the assets of the Company Group, determined on a consolidated basis.

“SEC” means the United States Securities and Exchange Commission or any successor agency performing substantially similar functions.

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“Securities” means (i) all Shares; (ii) all Share Equivalents, and (iii) all securities of the Company or any successor issued or issuable with respect to the securities referred to in clauses (i) and (ii) above, including by way of a stock split, stock dividend, reclassification or recapitalization.

“Securities Act” means the Securities Act of 1933 and the rules and regulations promulgated thereunder, in each case as amended from time to time, or any successor thereto.

“Securityholder” means (i) the Fund, each Manager, each Fund Associate, each Lender (if any), each Co-Investor and each Former Owner, (ii) each other Person to whom Shares, whether on or following the date of this Agreement, are Transferred to by the Company or any other Person (including by a Permitted Transferee or other transferee of a Securityholder) and who (in writing) joins and agrees to be bound by this Agreement and (iii) each Warrant Holder (including any Lender), if any.

“Seller” has the meaning set forth in the Preamble.

“Share Equivalents” means any (i) warrants, options or other rights to subscribe for, purchase or otherwise acquire any Shares, or (ii) any securities convertible, exercisable into or exchangeable for Shares. For the avoidance of doubt, Share Equivalents shall include any Warrants.

“Shares” means (i) outstanding shares of Common Stock (whether now or hereafter issued) and, if outstanding at any time following the date of this Agreement, shares of the Company of any other class or series (including preferred stock), and (ii) any securities issued with respect to the shares described in clause (i) above, including pursuant to any Share Equivalents or pursuant to a stock dividend, stock split, reclassification, or pursuant to an exchange (including a merger), provided that when Shares are referenced in this Agreement as being determined on a Fully-Diluted Basis, Shares shall be deemed to also include certain issuable Shares as specified in the definition of Fully-Diluted Basis.

“Spousal Consent” means a consent by a spouse of a holder or prospective holder of Shares, in form and substance reasonably satisfactory to the Company, whereby such spouse agrees that such spouse’s community interest in Shares is subject to this Agreement; provided, that such spousal consent shall be in the form set forth in Exhibit A if the Company so requests.

“Standstill Agreements” has the meaning set forth in Section 3.4.

“Subsidiary” means any Person of which the Company owns securities having a majority of the voting power to elect the board of directors (or other governing body) directly or indirectly through one or more other Subsidiaries or, in the case of a partnership, limited liability company or other similar entity, securities conveying, directly or indirectly, a majority of the voting or economic interests in such partnership, company or entity.

“Target Company” has the meaning set forth in the Preamble.

“Third Party Demand” has the meaning set forth in Section 6.1(c)(ii)(C).

“Third Party Demander” has the meaning set forth in Section 6.1(c)(ii)(C).

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“Transfer” means any transfer, sale, assignment, pledge, lien, encumbrance or other disposition of any kind (including any of the foregoing that are effected or incurred by gift, for consideration, voluntarily, involuntarily, for collateral purposes, upon foreclosure, in a judicial sale, incident to divorce, during lifetime, upon death, by operation of law or otherwise). Transfer includes making a spouse the sole holder of record of securities, where (before doing so) that spouse is not the holder of record of the securities but has an undivided community property interest in such securities. A “Transfer” of a security also includes any swap or other transaction (including a short sale covered by that security) that transfers all or part of the economic consequence of ownership (or any other incident of ownership) of that security. “Transfer” does not, however, include a sale or exchange of any security occurring in and solely by virtue of a merger or consolidation to which the Company is a constituent party.

“Transferor” has the meaning set forth in Section 3.2.

“Triggering Holder” has the meaning set forth in Section 4.2(a).

“TSCP” has the meaning set forth in Section 5.1(c).

“TSCP Director” has the meaning set forth in Section 5.1(c).

“Vote” means to vote or to grant any consent or approval.

“Warrant” means, if applicable, any warrant issued from time to time to any Lender pursuant to a Note Agreement, and any other warrant(s) issued by the Company to a Warrant Holder from time to time in exchange therefor (including as a result of a permitted Transfer) pursuant to the terms thereof.

“Warrant Holder” means a Lender to whom a Warrant has been issued or any Person to whom a Lender has Transferred the Warrant in accordance with the terms of this Agreement and the Warrant.

“Warrant Shares” means any Shares issued or issuable by the Company pursuant to the terms of a Warrant. As to any particular Warrant Shares, such Securities shall cease to be Warrant Shares when they have been distributed to the public pursuant to a Public Sale.

ARTICLE II

SUBSCRIPTIONS; REPRESENTATIONS AND WARRANTIES

2.1 Subscription for Shares.

(a) Immediately prior to the Effective Time, the Fund shall purchase from the Company, and the Company shall issue to the Fund, the number of shares of Class A Common, at a price of $1,000.00 per share, specified in a notice to be delivered to the Company prior to the Effective Time. The Fund shall pay its subscription amount for the shares of Class A Common in cash.

(b) Immediately prior to the Effective Time, each Manager shall purchase from the Company, and the Company shall sell to each Manager, the number of shares of Class B Common, at a price of $1,000.00 per share, set forth next to such Manager’s name under column II on Schedule I. Each Manager shall pay his/her respective subscription amount for the shares of Class B Common in the manner set forth next to such Manager’s name under column III on

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Schedule I. If Schedule I indicates a Manager is to pay his/her subscription amount via application of part or all of the proceeds or payments (including, for clarity, any bonus or similar payments) receivable by such Manager, directly or indirectly, on account of the transactions contemplated by the Acquisition Agreement, such Manager hereby irrevocably and unconditionally (i) authorizes and directs Buyer, Target Company or a Subsidiary of Target Company (as applicable) to deliver to the Company such proceeds or payments in an amount equal to the aggregate subscription amount owing by such Manager to the Company for the shares of Class B Common subscribed for by such Manager hereunder, and (ii) authorizes and directs the Company to apply and credit such transferred amounts toward the satisfaction of such Manager’s subscription amount for such shares of Class B Common (to the extent of such transferred amounts). Notwithstanding anything to the contrary herein contained, each Manager that actually receives the proceeds of any bonus or similar payments in connection with Closing, will immediately remit, pursuant to the Transaction Bonus Agreement executed by such Manager, the net (after estimated tax) amount of such bonus as payment toward the satisfaction of such Manager’s subscription amount for such shares of Class B Common.

(c) Immediately prior to the Effective Time, each Fund Associate shall purchase from the Company, and the Company shall issue to the Fund, the number of shares of Class A Common, at a price of $1,000.00 per share, specified in a notice to be delivered to the Company prior to the Effective Time. Each Fund Associate shall pay his/her/its subscription amount for shares of Class A Common in cash.

(d) Immediately prior to the Effective Time, each Co-Investor shall purchase from the Company, and the Company shall issue to each Co-Investor, the number of shares of Class A Common, at a price of $1,000.00 per share, set forth next to such Co-Investor’s name under column II on Schedule IV. Each Co-Investor shall pay its subscription amount for shares of Class A Common in cash.

(e) Immediately prior to the Effective Time, each Former Owner shall purchase from the Company, and the Company shall sell to each Former Owner, the number of shares of Class B Common, at a price of $1,000.00 per share, set forth next to such Former Owner’s name under column II on Schedule V. Each Former Owner shall pay his/her subscription amount for the shares of Class B Common in the manner set forth to such Former Owner’s name under column III on Schedule V. If Schedule V indicates a Former Owner is to pay his/her subscription amount via application of part or all of the proceeds or payments (including, for clarity, any bonus or similar payments) receivable by such Former Owner, directly or indirectly, on account of the transactions contemplated by the Acquisition Agreement, such Former Owner hereby irrevocably and unconditionally (i) authorizes and directs Buyer to withhold from such proceeds or payments and reduce the amount thereof by an amount equal to the aggregate subscription amount owing by such Former Owner to the Company for the shares of Class B Common subscribed for by such Former Owner hereunder, and (ii) authorizes and directs the Company to apply and credit such withheld or reduced amounts toward the satisfaction of such Former Owner’s subscription amount for such shares of Class B Common (to the extent of such withheld or reduced amounts).

2.2 Securities Law Restrictions; Representations, Warranties and Agreements of Securityholders. In connection with the acquisition of Securities pursuant to this Agreement, each Securityholder represents and warrants to the Company and agrees and acknowledges, that:

(a) The execution, delivery and performance of this Agreement by such Securityholder do not and shall not conflict with, violate or cause a breach of any agreement, contract or instrument to which such Securityholder is a party or any judgment, order or decree to which such Securityholder is subject.

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(b) Such Securityholder has no and shall not grant any proxy or become party to any voting trust or other agreement which is inconsistent with, conflicts with or violates any provision of this Agreement.

(c) If such Securityholder is a corporation, partnership, limited liability company, trust, custodianship, estate or other entity, this Agreement has been duly executed by a duly authorized person on its behalf.

(d) This Agreement is a legal, valid and binding obligation of such Securityholder, enforceable against such Securityholder in accordance with its terms, except as limited (i) by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, and (ii) by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(e) (i) Such Securityholder is acquiring the Securities for investment for such Securityholder’s own account and not for any other Person; (ii) such Securityholder has no agreement or present intention to transfer the Securities to any other Person; (iii) such Securityholder has such knowledge and experience in financial and business matters that such Securityholder is capable of evaluating the merits and risks of investment in the Securities (or has consulted about the investment with a purchaser representative (as such term is defined in Rule 501 of Regulation D) with such knowledge and experience); (iv) such Securityholder’s overall commitment to investments that are not marketable is not disproportionate to such Securityholder’s net worth, and such Securityholder’s investment in the Securities will not cause such commitment to become excessive; (v) such Securityholder has no need for liquidity in this investment; and (vi) such Securityholder is a resident of (or, in the case of a Securityholder that is not a natural person, has its principal place of business located in) the State set forth on the signature page or schedule to this Agreement.

(f) (i) Such Securityholder has had an opportunity to ask questions and receive answers regarding the Company Group and such Securityholder’s investment therein and has obtained any further information that such Securityholder has requested regarding the Company Group and such Securityholder’s investment therein; (ii) no federal or state agency has passed upon the Securities or has made any finding as to the fairness of investment in the Securities; (iii) such Securityholder’s investment in the Securities is illiquid and risky, and such Securityholder may lose such Securityholder’s entire investment, and (iv) such Securityholder must bear the economic risk of an investment in the Securities for an indefinite time because, among other things: (A) the Securities have not been registered under the Securities Act and, therefore, cannot be resold unless they are registered under the Securities Act or an exemption from registration is available; (B) the Securities have not been registered under any applicable state securities laws and, therefore, cannot be resold unless they are registered under applicable state securities laws or an exemption from registration is available; (C) there are substantial restrictions on the Transfer of Securities under this Agreement; (D) there is no established market for the Securities, and no market for the Securities is expected to develop in the foreseeable future; and (E) Rule 144 is not available for any Transfers of Securities, and is not expected to be available for such Transfers in the foreseeable future.

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2.3 Representations and Warranties of the Company. The Company represents and warrants to each Securityholder as follows:

(a) The Company is validly existing and in good standing under the laws of the State of Delaware. The Company has full corporate power and authority to enter into and perform its obligations under this Agreement. The execution and delivery by the Company of this Agreement and the performance by the Company of its obligations hereunder have been duly authorized and approved by all requisite corporate action. This Agreement has been duly executed and delivered by a duly authorized officer of the Company. Upon the issuance of Shares to Securityholders and the payment therefor pursuant to Section 2.1, such Shares will be duly authorized, validly issued, fully paid and nonassessable, free of preemptive rights (except as otherwise provided in this Agreement) and free from all taxes, liens and charges.

(b) The execution, delivery and performance of this Agreement by the Company does not conflict with, violate or cause a breach of any of the terms or provisions of the Certificate of Incorporation or By-laws of the Company, or of any agreement, contract or instrument to which the Company is a party, or any judgment, order or decree to which the Company is subject.

(c) The authorized capital stock of the Company on the date of this Agreement consists solely of Two Hundred Thousand (200,000) shares of Common Stock, consisting of One Hundred Sixty Five Thousand (165,000) shares of Class A Common and Thirty Five Thousand (35,000) shares of Class B Common.

(d) Assuming there are no additions or adjustments to, or reductions from, the Purchase Price (as such term is defined in the Acquisition Agreement) pursuant to clauses (ii) through (vi) of the definition thereof, as of the Effective Time and after giving effect to the issuance of Shares provided in this Agreement, (i) approximately 127,000 shares of Common Stock are expected to be issued and outstanding and (ii) ten percent of the Common Stock, calculated on a Fully Diluted Basis, is expected to be reserved for issuances of Class B Common (subject to vesting requirements or other limitations on the exercise thereof) pursuant to Share Equivalents available to be issued on or following the Effective Time. Except as set forth in (i) and (ii) above, no other Shares or Share Equivalents are expected to be issued and outstanding as of the Effective Time.

2.4 Stock Splits, Reclassifications, Dividends, etc.; Successor Securities. As an additional inducement to the Company to issue Shares to each Securityholder, each Securityholder acknowledges and agrees that Shares issued by the Company pursuant to a stock dividend, stock split, reclassification or like action, or pursuant to the exercise of a right granted by the Company to all holders of Shares to purchase Shares on a proportionate basis, shall be Transferred only, and for all purposes be treated, in the same manner as, and be subject to the same options with respect to, the Shares which were split or reclassified or with respect to which a stock dividend was paid or rights to purchase stock on a proportionate basis were granted. In the event of a merger of or exchange involving the Company where this Agreement does not terminate, partnership units, membership units or shares of common stock (and/or securities convertible into such units or shares) which are issued in exchange for Shares shall thereafter be deemed to be Shares subject to the terms of this Agreement.

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ARTICLE III

RESTRICTIONS ON TRANSFER OF SECURITIES

3.1 Restrictions on Transfers of Securities.

(a) Unless a Transfer of Securities is made in accordance with this Agreement, such Transfer shall not be valid or have any force or effect.

(b) No Securityholder may Transfer any interest in any Securities except pursuant to an Exempt Transfer or unless (i) such Securityholder has received a bona fide written offer to purchase such Securities for cash, (ii) the Board has approved the proposed Transfer (subject to compliance with Section 3.2) in its sole and absolute discretion and (iii) the Securityholder has complied with Section 3.2. Notwithstanding anything to the contrary herein contained, in no event shall any Securityholder Transfer any interest in Securities (x) to a competitor of the Company Group (as reasonably determined by the Board) except in connection with a Sale of the Company, or (y) in violation of the securities or other laws of any jurisdiction.

(c) An “Exempt Transfer” means (i) any Transfer to a Permitted Transferee (following at least ten days prior written notice to the Company and the Fund of such Transfer), the Fund (or a Fund Associate) or the Company, (ii) any Transfer in connection with a Public Sale or a Sale of the Company, (iii) any Transfer by the Fund, subject to the terms and conditions of Section 4.1(b), or (iv) any Transfer by a Lender to (A) any Affiliate of such Lender or (B) any other institutional investor in connection with a transfer (or a series of related transfers) permitted by the Note Agreement of any promissory notes made and issued by one or more members of the Company Group, provided that any Transfer pursuant to the foregoing clause (B) shall be proportionate (or, at the option of such Lender, less than proportionate) to the principal amount of promissory notes so transferred. “Permitted Transferee” means, with respect to a Securityholder that is an individual: (1) such Securityholder or (2) any other Person in such Securityholder’s Family Group. The “Family Group” of a Person means (A) a member of that Person’s Family, (B) a Family Trust for that Person, or (C) an entity (a “Family Entity”) that is (directly or indirectly) 100% owned by that Person, by that Person’s Family or by a Family Trust for that Person. For the avoidance of doubt, an Exempt Transfer shall include any Transfer among Crown and their related trusts, trustees, beneficial owners (direct or indirect) and beneficiaries. A “Family Trust” for a Person means a trust primarily for the benefit of that Person’s Family. The “Family” of an individual means (w) that individual, (x) that individual’s spouse (but only while married to that individual), (y) that individual’s ancestors or descendants (natural and adopted) and (z) any custodian or personal representative (in each case, in its capacity as such) for any Person described in clauses (w), (x) or (y) of this sentence.

3.2 First Refusal Right. If any Securityholder (the “Transferor”) desires to Transfer any Securities, other than pursuant to an Exempt Transfer, such Transferor shall deliver a notice (the “Offer Notice”) to the Fund and each Co-Investor (each a “Purchaser” and, together, the “Purchasers”), and the Company. The Offer Notice shall disclose in detail the identity of the proposed transferee(s) (including all parties holding interests (directly or indirectly) in such proposed transferee of which they are aware), the proposed number, amount and type of Securities to be Transferred, and the material proposed terms with respect to price (and confirmation that such price is to be paid all in cash) and shall include a complete and accurate copy of the written offer or proposal to purchase Securities received by the Transferor.

(a) If the Board, in writing, approves such Transfer in accordance with the Offer Notice:

(i) The Company, first, may elect to purchase all or any portion of the Securities specified in the Offer Notice (the “Offered Securities”) at the price and on the terms specified therein by delivering written notice of such election to the Transferor as soon as practical, but in any event within ninety (90) days following the delivery of the Offer Notice (the “Company Offer Period”); and

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(ii) If the Company has not elected to purchase all of the Offered Securities within the Company Offer Period, then the Purchasers may elect to purchase all (but not less that all) of the Offered Securities not elected to be purchased by the Company on a pro rata basis (based on the number of Shares owned by such Purchaser, divided by the aggregate number of Shares owned by all Purchaser) at the price and on the terms specified in the Offer Notice by delivering written notice of such election to the Transferor as soon as practical, but in any event within one hundred twenty (120) days following the delivery of the Offer Notice. In the event that any of the Co-Investors elect to purchase less than its pro rata share of the Offered Securities, then the Fund shall be entitled to purchase the remainder of such Offered Securities, until all such Offered Securities have been elected to be purchased.

(b) If the Company or the Purchasers have elected to purchase all (but not less than all) of the Offered Securities, the Transfer of the Offered Securities to the Company or the Purchasers, as the case may be, shall be consummated as soon as practical following the delivery of the election notices, but in any event within one hundred eighty (180) days following the delivery of the Offer Notice by the Transferor (the “Election Period”). The Company or the Purchasers shall pay for the Offered Securities by delivery of a cashier’s check or wire transfer of immediately available funds (or by offset against any amounts owed by the Transferor to the Company Group or the Purchasers). The purchasers of any Offered Securities pursuant to this Article III shall be entitled to receive customary representations and warranties as to ownership, title, authority to sell and the like from the Transferor regarding such sale and to receive such other evidence, including applicable inheritance and estate tax waivers, as may be reasonably necessary (in the purchaser’s judgment) to effect the purchase of the Offered Securities.

(c) If the Company and/or the Purchasers (i) have not collectively elected to purchase all of the Offered Securities or (ii) have failed to consummate such purchase within the Election Period (other than as a result of a breach of the provisions of this Agreement by the Transferor), the options set forth in Section 3.2(a) above shall be deemed not to have been exercised and such Transferor may, within sixty (60) days following the earlier of (x) the expiration of the Election Period, and (y) the lapse or waiver of all options to purchase the Offered Securities set forth in Section 3.2(a), Transfer all or any portion of the Offered Securities to the party or parties named in the Offer Notice at a price no less than the price specified in the Offer Notice and on other terms no more favorable in the aggregate to the transferees than those offered to the Company and the Purchasers in the Offer Notice. Any Offered Securities not Transferred within such sixty (60) day-period shall be subject to the provisions of this Article III with respect to any subsequent Transfer.

3.3 Other Restrictions on Transfer.

(a) Any Person (including any Permitted Transferee) to whom Securities are to be Transferred (except pursuant to a Public Sale or Sale of the Company) shall execute and deliver, as a condition to such Transfer, all documents deemed reasonably necessary by the Company, in consultation with its counsel, to evidence such party’s joinder in and to this Agreement, including a Subscription and Joinder in substantially the form of Exhibit B attached hereto.

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(b) No Securities may be Transferred to any Person (including any Permitted Transferee) (if the proposed transferee is a married individual), unless, prior to that Transfer and if requested by the Board, the transferee furnishes a Spousal Consent.

(c) Except as otherwise provided herein, Securities that are Transferred shall thereafter continue to be subject to all restrictions (including restrictions on Transfer imposed by this Article III) and obligations imposed by this Agreement with respect to Securities and Transfers thereof.

(d) Notwithstanding anything to the contrary contained herein, a Transfer of Securities shall not be valid or of any force or effect if such Transfer is in violation of any applicable federal or state laws, including securities laws.

(e) The restrictions on Transfer imposed in this Agreement are in addition to, and not in limitation of, any other restrictions on Transfer that may be imposed on any securities by any other contract, including any Manager Equity Agreement, option or option plan.

3.4 Transfer of Shares in Open Market Transactions. This Section 3.4 shall apply to any proposed Transfer of Shares by any Manager in an Open Market Transaction. During each calendar quarter during which sales of Shares are permitted to be made in accordance with agreements (“Standstill Agreements”) with the underwriters engaged in connection with a Public Sale, and during each calendar quarter following the termination of the Standstill Agreements, any Manager that desires to Transfer Shares may sell such number of Shares as equals the greater of (a) his pro rata share (determined on a Fully Diluted Basis) of one percent (1.0%) of the Common Stock (or such lesser percentage or number as may be permitted by the Standstill Agreements), and (b) that percentage of Shares which has been transferred by the Fund during such calendar quarter. Fifteen (15) business days prior to the beginning of each calendar quarter during which sales of Shares are permitted under the Standstill Agreements, and fifteen (15) days prior to each calendar quarter after the termination of the Standstill Agreements, a Manager that desires to Transfer Shares shall deliver a written notice to the Board setting forth the number of Shares that such Manager desires to sell (up to such Manager’s pro rata share of the aggregate quarterly maximum specified above) in Open Market Transactions during the succeeding quarter. Within three (3) business days following the beginning of each applicable quarter in respect of which the Company has received a notice from a Manager as set forth above, the Company shall deliver a written notice to such Manager setting forth the amount of Shares permitted to be sold (as determined in accordance with this Section 3.4) by such Manager during such applicable calendar quarter in Open Market Transactions. The Company may, in its discretion, from time to time increase the aggregate amount of Common Stock which may be sold in any calendar quarter in Open Market Transactions. Any Shares sold in an Open Market Transaction shall cease to be bound by the terms and provisions of this Agreement.

3.5 Duration of Article III. Notwithstanding any provision to the contrary in this Agreement, (a) the provisions of this Article III (other than Section 3.4) shall terminate upon the earlier to occur of (i) the consummation of a Qualified Public Offering or (ii) a Sale of the Company, and (b) the provisions of Section 3.4 shall terminate upon a Sale of the Company.

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ARTICLE IV

CO-SALE RIGHTS; PRE-EMPTIVE RIGHTS

4.1 Co-Sale Rights and Obligations.

(a) If the Fund approves a Sale of the Company, subject to the remainder of this Section 4.1, each other Securityholder must, if requested by the Fund, sell in that transaction, on substantially the same terms and conditions as the Fund is selling, up to a number of Shares or Share Equivalents equal to the number of Shares or Share Equivalents such other Securityholder then owns multiplied by a fraction, the numerator of which is the number of Shares and Share Equivalents being sold by the Fund and the denominator of which is the number of Shares and Share Equivalents owned by the Fund immediately prior to the sale. Notwithstanding anything to the contrary herein contained, no Securityholder, without the consent of each Co-Investor, will be permitted to sell in a transaction pursuant to this Section 4.1(a) a greater percentage of Shares and Share Equivalents than that required under this Section 4.1(a).

(b) If the Fund proposes to Transfer (whether in one transaction or a series of related transactions) any Shares or Share Equivalents (a “Participation Sale”), other than Transfers (i) to a Fund Associate whose name is set forth on Schedule II from time to time (who shall be required to comply with the provisions of this Section 4.1(b) on any subsequent Transfer, other than a Transfer to the Fund), (ii) to officers, directors or employees of any member of the Company Group other than in connection with a Sale of the Company, provided that such Transfers shall not, in the aggregate, exceed 15% of the Shares and Share Equivalents on a Fully Diluted Basis (and which transferees shall be required to comply with the provisions of Section 3.2 on any subsequent Transfer, other than a Transfer to a Permitted Transferee), or (iii) pursuant to Section 4.2(c), the Fund shall deliver to each other Securityholder written notice of such proposed Transfer. Each other Securityholder may thereupon elect (by giving written notice to the Company and the Fund within five days following notice of the Participation Sale is given to such other Securityholders) to sell in the Participation Sale the same percentage of the Securityholder’s Shares and Share Equivalents (as are then exercisable) of any class or series as the percentage of Shares or Share Equivalents of such class or series that the Fund is selling in that transaction, on substantially the same terms and conditions as the Fund is selling. If the purchaser in a Participation Sale refuses to purchase all of such Shares or Share Equivalents that each Securityholder (other than the Fund and any Fund Associate whose name is set forth on Schedule II from time to time) has properly elected to include in the Participation Sale, the Fund may only sell to such purchaser a portion of the Fund’s Shares or Share Equivalents equal to the portion of Shares or Share Equivalents (as are then vested or exercisable) such purchaser is willing to acquire from such Securityholders or, in the alternative, the Fund must purchase from such Securityholders such Shares or Share Equivalents (as are then vested or exercisable) at the same price and on substantially similar terms and conditions as the Fund is selling in the Participation Sale. Notwithstanding anything to the contrary herein contained, for purposes of this Section 4.1(b), Class A Common and Class B Common shall be deemed to be the same class of Shares.

(c) Each Securityholder who is required or elects to participate in a Sale of the Company or Participation Sale must: (i) if requested by the Fund, give the same representations, warranties, covenants and indemnities as the Fund is giving in the transaction; provided, however, that (A) a Manager or Former Owner may be (and the Fund or the other Securityholders may not be) required to enter into non-competition or non-solicitation covenants with respect to customers or suppliers of the Company Group, (B) each Co-Investor shall only be obligated to give representations and warranties related to its authority, ownership and the ability

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to convey title to such Shares or Share Equivalents, including but not limited to representations and warranties that (1) such Co-Investor holds all right, title and interest in and to the Shares or Share Equivalents the Co-Investor purports to hold, free and clear of all liens and encumbrances, (2) the obligations of such Co-Investor in connection with the transaction have been duly authorized, if applicable, (3) the documents to be entered into by such Co-Investor have been duly executed by the Co-Investor and delivered to the acquirer and are enforceable (subject to customary carve outs) against the Co-Investor in accordance with their respective terms and (4) neither the execution and delivery of documents to be entered into in connection with the transaction, nor the performance of such Co-Investor’s obligations thereunder, will cause a breach or violation of the terms of any agreement, law or judgment, order or decree of any court or governmental agency; and, (C) as to a Co-Investor’s indemnification obligations for any inaccuracy in, or breach of, a representation and warranty made by the Company or any other member of the Company Group in connection with such Sale of the Company or Participation Sale or failure of the Company or any other member of the Company Group to comply with any of its covenants or agreements in connection therewith (and, for clarity, a Co-Investor shall have no liability in respect of a representation, warranty or covenant made by any Person other than such Co-Investor, the Company or any other member of the Company Group), each Co-Investor’s indemnification obligations shall in no event exceed the aggregate proceeds received by such Co-Investor in such Sale of the Company or Participation Sale, provided that (1) such amount shall be further limited on a proportional basis by any cap, basket, or other limitation the Fund has negotiated for it or the Fund Affiliate and (2) if, in connection with such Sale of the Company or Participation Sale, the liability of the Securityholders is not on a several basis, the Securityholders will enter into a contribution or similar agreement to the extent necessary to reflect several, and not joint and several liability, among the Securityholders, based upon the number of Shares and Share Equivalents owned by each Securityholder on a Fully Diluted Basis; and (ii) pay the Securityholder’s pro-rata share on a Fully Diluted Basis of any costs of the transaction if it closes that are not otherwise paid by the Company or the acquiring Person. Costs incurred by a Securityholder on the Securityholder’s own behalf are not treated as costs of the transaction in such Securityholder’s capacity as such (and not in such Securityholder’s capacity as a member of the Board, if applicable). Each Securityholder must, with respect to any Sale of the Company or Participation Sale: (A) cooperate fully with the transaction and take all steps reasonably requested by the Fund to effect the transaction, (B) if given the opportunity, consent to and Vote in favor of the transaction, and (C) not exercise any dissenter’s, appraisal or like rights with respect to the transaction. No Securityholder may disclose to any Person (except to the Securityholder’s legal counsel or financial adviser or to another Securityholder, in each case on a confidential basis, or except with the Company’s prior written consent) any information related to a potential Sale of the Company or Participation Sale.

(d) Notwithstanding any implication herein to the contrary, (i) the obligations of the Securityholders with respect to a Sale of the Company or Participation Sale in which they are participating are subject to the satisfaction of the condition that upon the consummation of the Sale of the Company or Participation Sale, all of such participating Securityholders shall receive substantially the same form and amount of consideration per class or series, or if any such participating Securityholders are given an option as to the form and amount of consideration to be received, all such participating Securityholders shall be given substantially the same option, and (ii) concurrent with the consummation of a Sale of the Company, any Share Equivalents (or portion thereof) that are not then vested or exercisable in accordance with their terms (after giving effect to such Sale of the Company) shall automatically and without any further action by the Company or the holder thereof be terminated and of no further force or effect.

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(e) If the Company or the Fund enter into any negotiation or transaction for which Rule 506 of Regulation D (or any similar rule then in effect) promulgated by the SEC may be available with respect to such negotiation or transaction (including a merger, consolidation or other reorganization), such Securityholders who are not accredited investors, acting as a group, who are required or elect to sell pursuant to Sections 4.1(a) or 4.1(b) shall, at the request of the Company, appoint a purchaser representative (as such term is defined in Rule 501 of Regulation D) reasonably acceptable to the Company. If such Securityholders appoint a purchaser representative reasonably acceptable to the Company, the Company shall pay the fees of such purchaser representative, but if such Securityholders decline to appoint a purchaser representative reasonably acceptable to the Company, such Securityholders shall appoint another purchaser representative, and such Securityholders shall be responsible for the fees of the purchaser representative so appointed.

4.2 Preemptive Rights.

(a) If after the date hereof the Board, or the corresponding managing board of a Subsidiary, authorizes the issuance to the Fund or a Co-Investor (each, as applicable, a “Triggering Holder”) of:

(i) any debt or equity securities or instruments (or securities or instruments that are exercisable for, convertible into or exchangeable for such debt or equity securities or instruments) of any member of the Company Group, the Company shall notify the Fund and each other Co-Investor who holds shares of Common Stock (or Share Equivalents) regarding such issuance, which notice shall describe in reasonable detail the purchase price, the payment terms, the period in which the preemptive right under this Section 4.2 can be exercised, and the amount of debt or other securities which the Fund and such other Co-Investor is entitled to purchase. Subject to Section 4.2(b), the Fund and each Co-Investor (other than a Triggering Holder in its capacity as such) shall have the preemptive right (exercisable by giving notice to the Company within ten business days after the Company gives such notice to such Securityholder) to purchase up to such Securityholder’s pro rata share (based on the number of shares, on a Fully Diluted Basis, of Common Stock held by such Securityholder) of debt or other securities or instruments that are proposed to be issued, at the same price and otherwise on the same terms as the debt or other securities or instruments that are being so issued to the Triggering Holder.

(ii) any shares of Common Stock (or Share Equivalents that are exercisable for, convertible into or exchangeable for shares of Common Stock), the Company shall notify each other Securityholder who holds shares of Common Stock regarding such issuance, which notice shall describe in reasonable detail the purchase price, the payment terms, the period in which the preemptive right under this Section 4.2 can be exercised, and the number of such Shares or Share Equivalents which such Securityholder is entitled to purchase. Subject to Section 4.2(b), each Securityholder (other than a Triggering Holder in its capacity as such) who holds shares of Common Stock shall have the preemptive right (exercisable by giving notice to the Company within ten business days after the Company gives such notice to the Securityholder) to purchase up to such Securityholder’s pro rata share (based on the number of shares of Common Stock held by such Securityholder) of such Shares or Share Equivalents that are proposed to be issued, at the same price and otherwise on the same terms as the Shares or Share Equivalents that are being so issued to the Triggering Holder.

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If the Triggering Holder is purchasing other securities in connection with the proposed issuance that is the subject of this preemptive right, then, if the Company requests, each Securityholder must, in order to exercise this preemptive right, also purchase such other securities in the same proportionate strips as they are being purchased by the Triggering Holder (on the same price and otherwise on the same terms as they are being sold to the Triggering Holder). If any such Securityholder exercises the preemptive right pursuant to this Section 4.2, such Securityholder and the Triggering Holder shall execute all documentation, and take all actions, as may be reasonably requested by the Company in connection therewith, including, with respect to the issuance of any securities or instruments of a Subsidiary, executing a securityholder or similar agreement substantially similar to this Agreement.

(b) Notwithstanding the foregoing, Section 4.2(a) does not apply to (and Securityholders have no preemptive rights with respect to) the issuance of securities: (i) in a Public Offering, (ii) as a distribution on or with respect to outstanding Securities which is made to each holder of the applicable series or class of Securities on a pro rata basis, (iii) following the earlier of a Sale of the Company or a Public Offering, or (iv) upon the conversion, exchange or exercise of any Share Equivalent. Also, Section 4.2(a) does not create any preemptive rights for any Securityholder who is not (or who the Company reasonably believes is not), as of the issuance of the securities that would otherwise be subject to preemptive rights, an “accredited investor” as such term is defined in Regulation D. If any Securityholder is a Manager (or the Permitted Transferee of a Manager), then the rights of such Securityholder under this Section 4.2 shall expire at such time as such Manager is no longer an employee of the Company Group (or at such earlier time as is contemplated by this Section 4.2(b)).

(c) The Securityholders hereby acknowledge and agree that the Company, due to timing constraints, confidentiality considerations, or other reasons, may request that the Triggering Holder acquire securities in advance of complying with the requirements of Section 4.2(a), and each Securityholder consents to such issuance, provided that, as promptly as practicable thereafter, either (i) the Company complies with the requirements of Section 4.2(a) with respect thereto or (ii) the Triggering Holder offers the other Securityholders the right to acquire from the Triggering Holder that number of securities that such Securityholder would have been offered by the Company under Section 4.2(a). Furthermore, in the event the Triggering Holder elects to sell such securities in accordance with the foregoing sentence, each Securityholder waives any right that such Securityholder may have pursuant to Section 4.1(b). Nothing in this clause (c) shall obligate or require the Fund or any other Securityholder to advance funds to the Company, and any decision to acquire securities shall be in the sole and absolute discretion of each Securityholder.

4.3 Reorganization; Public Offering.

(a) The Board shall have the sole and exclusive right, power and privilege to reorganize the Company into one or more different entities or forms (collectively, the “New Entities”), subject to applicable law and the restrictions below. Any action taken by the Board under this Section 4.3(a) shall be final and binding on the Securityholders. The securities of the New Entities issued in exchange for Securities shall not be transferable to any greater degree than Securities held subject to this Agreement and all such new securities of the New Entities shall be subject to all restrictions provided herein or in any Manager Equity Agreement as if such newly issued securities in the New Entities were Securities. Each Securityholder shall execute all documents (including amendments to this Agreement and any Manager Equity Agreement), and take any and all actions reasonably necessary or advisable, in the reasonable discretion of the Board, to permit the Board to reorganize the Company into the New Entities pursuant to the terms

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of this Section 4.3(a), such actions to include contributions of Shares to New Entities, execution of consents for a recapitalization of the Company or to the assignment of Company assets to New Entities, and/or approval of a merger or consolidation of the Company with New Entities, provided such reorganization does not adversely affect such Securityholder in any material respect or in any manner that is proportionally different from any holder of any class, series or other security or instrument held by such Person.

(b) Each Securityholder shall take all actions reasonably necessary or desirable in connection with the consummation of any Public Offering as requested by the Company (including the execution of customary lock-up, underwriting or other agreements, provided that such agreements shall not disproportionately impact such Securityholder and so long as the Fund, Fund Affiliates and the Co-Investors are treated proportionally with respect to each class, series or other security or instrument). If such Public Offering is an underwritten offering and the managing underwriters advise the Company that in their opinion the structure of the Company would adversely affect the marketability of the offering, each Securityholder shall consent to and vote for a recapitalization, reorganization and/or exchange of the Company into an entity with authorized securities that the managing underwriters and the Company find acceptable, and each such Securityholder shall take all actions reasonably necessary or desirable in connection with the consummation of the recapitalization, reorganization and/or exchange as requested by the Company; provided that in any such reorganization all Shares of the same class are treated in an identical manner.

4.4 Duration of Certain Provisions. Notwithstanding any provision to the contrary in this Agreement:

(a) the rights and obligations under Section 4.1(a) shall terminate upon the consummation of a Sale of the Company (whether or not occurring as a result of a Public Offering); and

(b) the rights and obligations under Sections 4.1(b) and 4.2 shall terminate upon the earlier to occur of (i) a Sale of the Company (whether or not occurring as a result of a Public Offering) or (ii) the consummation of a Public Offering (whether or not resulting in a Sale of the Company).

ARTICLE V

GOVERNANCE AND CERTAIN COVENANTS

5.1 Board of Directors. At all times during the term of this Agreement, each Securityholder shall Vote its shares of Common Stock and take all other necessary or desirable actions within such Securityholder’s control or power (including attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings) to cause the Board (and, if requested by the Fund, any board of directors, board of managers or similar governing body of any Subsidiary) to be comprised of the following Persons:

(a) Up to a majority of the directors (the “Fund Directors”) as designated by the Fund from time to time. Initially, the Fund Directors shall be Daniel J. Hennessy, Marcus J. George and Brian P. Simmons. The Fund shall have the right to remove any of the Fund Directors at any time, and to fill any vacancy arising from time to time with respect to any of the Fund Directors.

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(b) Immediately following the Effective Time, Rodney Bingham and George Alexander (the “Management Directors”). Each Management Director shall be a director so long as such Person is employed by a member of the Company Group and owns Shares.

(c) So long as Thompson Street Capital Partners II, L.P., a Delaware limited partnership and a Co-Investor (“TSCP”), owns any Shares, one (1) director (the “TSCP Director”) as designated by TSCP, from time to time. Initially, the TSCP Director shall be James A. Cooper. The TSCP Director may be removed with cause pursuant to the Company’s By-Laws. TSCP shall have the right to remove the TSCP Director at any time for any reason. Following the removal of the TSCP Director at any time, including in accordance with the Company’s By-Laws for cause, TSCP shall have the exclusive right to fill any vacancy arising from time to time with respect to the TSCP Director.

(d) If (and only if) so designated, two (2) directors (the “Other Directors”) as mutually agreed and designated by the Fund Directors and the Management Directors. Initially the Other Directors shall be Richard E. Goodrich and Charles A. Sorrentino. The Fund Directors and the Management Directors shall have the right to remove any Other Director at any time, and to fill any vacancy arising from time to time with respect to any Other Director.

(e) So long as Crown Investment Series LLC – Series 4, a Delaware series limited liability company and a Co-Investor, and Star Investment Series LLC – Series 1, a Delaware series limited liability company and a Co-Investor (together, “Crown”), own any Shares or Share Equivalents, Crown shall have the right to designate an observer reasonably acceptable to the Company (the “Observer”) to attend each meeting of the Board; provided, however, that the Observer may be excluded from all or a portion of any such Board meeting if in the judgment of legal counsel to the Company Group, such exclusion is necessary to preserve the attorney-client privilege during such meeting or portion thereof. The Observer shall be entitled to receive notice of all Board meetings in the same manner and at the same time as the members of the Board and shall be entitled to participate in all Board meetings, but the Observer shall not be entitled to vote on any matters submitted to the Board. The appointment of the Observer to the Board shall not limit the ability of the Board to take action without a meeting so long as such action is permissible under applicable law and this Agreement. Each Observer agrees to keep strictly confidential the topics and substance of discussions that occur at the Board meeting as well as any information presented or otherwise obtained at or in connection therewith.

Directors need not be residents of the State of Delaware.

5.2 Management, Consultation, Examination.

(a) As to the Fund and TSCP, for so long as such Person owns any Securities: (i) representatives of such Person shall be entitled to meet, discuss, consult and advise management of the Company and its Subsidiaries on significant business issues, including the Company’s and such Subsidiaries’ management’s affairs, finances, accounts and proposed operating plans; (ii) the management of the Company and each of such Subsidiaries shall meet with the representatives of such Person regularly for such consultation and advice and to review progress in achieving said plans, including management’s proposed annual operating plans, and the Company agrees to give due consideration to the advice given and any proposals made by such Person; and (iii) the Company and each such Subsidiary shall permit representatives of such Person to examine the books and records, including all balance sheets, documents, reports and other information, of the Company and such Subsidiary and inspect its facilities at such times as such Person shall determine. The foregoing shall not be deemed to constitute an exhaustive list

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of the management rights that the Fund and TSCP shall have with respect to the Company and its Subsidiaries. The rights set forth herein are in addition to, and not in limitation of, the rights of the Fund and TSCP as investors of the Company.

(b) Notwithstanding the foregoing, if at any time United States counsel for the Fund or TSCP reasonably concludes that the rights granted in this Agreement should be altered in order to permit or preserve the qualification of the investment of such Person in the Company as a “venture capital investment” or otherwise to ensure that the assets of such Person are not considered “plan assets” for the purposes of the Employee Retirement Income Security Act of 1974, as amended, the Company agrees to amend this Agreement to effect any such alteration reasonably requested by such Person, provided, however, that no such alteration would have an adverse effect on the Company, its Subsidiaries or the other Securityholders.

5.3 Indemnification. To the extent allowable under applicable law, each member of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

5.4 Financial Information Rights. As soon as available, the Company shall deliver to each Co-Investor, for so long as such Co-Investor owns any Shares, Share Equivalents, debt or other intrument: (a) the audited consolidated balance sheet and statements of income, changes in stockholders’ equity and of cash flows of the Company Group as at the end of each fiscal year; (b) the unaudited consolidated balance sheet and statements of income, changes in stockholders’ equity and of cash flows of the Company Group as at the end of each fiscal quarter; (c) the regularly prepared internal monthly financial statements; and (d) the annual operating budget of the Company Group for the forthcoming fiscal year.

5.5 Related Party Transactions. Without the approval of each of TSCP and Crown, no member of the Company Group shall (a) merge with a Fund Affiliate or any Person owned by a Fund Affiliate, (b) purchase the equity or assets of a Fund Affiliate or any Person owned by a Fund Affiliate, (c) sell the equity of any member of the Company Group or all or substantially all of the assets of such member to a Fund Affiliate, or (d) enter into any agreement with a Fund Affiliate or any Person owned by a Fund Affiliate.

5.6 Purchase Rights Acknowledgement by Managers. Each Manager acknowledges and agrees that (a) the Manager Equity Agreement to which such Manager is a party grants the Fund and its designees the right, under certain circumstances, to purchase Shares from such Manager upon the termination of employment of such Manager with any member of the Company Group, and (b) pursuant to that certain Co-Investor Agreement of even date herewith among the Fund and the Co-Investors, the Fund has agreed to offer each Co-Investor the opportunity to participate pro rata in such purchase rights.

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ARTICLE VI

REGISTRATION RIGHTS

6.1 Registration.

(a) Demand Registration. Subject to the other provisions of this Section 6.1, at any time and from time to time following the date on which the Company consummates its initial Public Offering, the holders of at least a majority of the Fund Related Shares (the “Demanding Investors”) may demand registration (a “Demand Registration”) under the Securities Act of part or all the Fund Related Shares (the “Registrable Shares”) on Form S-1 or any similar long-form registration or Form S-2 or S-3, or any similar short-form registration. Any such demand shall be made by written notice to the Company, which notice shall specify the number of Registrable Shares requested to be registered and the anticipated per share price for such offering. The Demanding Investors shall be entitled to request an unlimited number of Demand Registrations and to select the managing underwriter for any Public Offering pursuant to a Demand Registration, subject to the Company’s approval which shall not be unreasonably withheld. A Demand Registration shall not be demanded during the six-month period immediately following the effective date of any long-form registration statement. In addition, the Company may defer a Demand Registration for up to six (6) months if the Company is advised by its counsel in writing that undertaking the Demand Registration would accelerate the disclosure of a material development involving the Company and the Company determines in good faith that such disclosure is not in the best interests of the Company. The Company’s right to defer a Demand Registration in accordance with the preceding sentence shall not be exercised more than once in any 365-day period. Upon receipt of a written demand for a Demand Registration, the Company shall (subject to the other provisions of this Section 6.1) use reasonable efforts to include in the registration all of the Shares requested by the Demanding Investors to be included therein and to have the registration statement declared effective.

(b) Piggyback Registration. If, at any time or times, the Company determines (or is required as a result of a Demand Registration) to file with the SEC a registration statement covering any Shares, other than Shares or other securities of the Company which are issuable in an offering (i) to officers or employees of the Company or its Subsidiaries pursuant to an employee stock option, bonus or other employee benefit plan, or (ii) in connection with the acquisition of another Person’s business (whether by acquisition of stock or assets, merger, consolidation or other similar transaction) or the formation of a joint venture, in each case by the Company or any of its Subsidiaries (a “Piggyback Event”), the Company shall (at least twenty (20) days prior to the filing of such proposed registration statement) notify each Securityholder in writing of the proposed registration statement, such notification to describe in detail the proposed registration (including those jurisdictions where registration is required under federal and/or state securities laws and the names of the proposed underwriters, if any, of such Public Offering). If one or more of such Securityholders requests the Company in writing, within fifteen (15) days of the receipt of such notification from the Company, to include in such registration statement any of such Securityholder’s Shares, then, subject to the remaining provisions hereof, the Company shall use reasonable efforts to include those Shares in the registration statement and to have the registration statement declared effective. Each such request by a Securityholder shall specify the whole number of Shares intended to be offered and sold by each such Securityholder, shall express each such Securityholder’s present intent to offer such Shares for distribution, shall (subject to the provisions of Section 6.1(c)), if the Company has not arranged for a plan of distribution or other marketing arrangements for such distribution, describe the nature or method of the proposed offer and sale thereof and shall contain the undertaking of each such Securityholder to provide all such information and materials and take all such action as may be

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reasonably requested in order to permit the Company to comply with all applicable requirements of the SEC and to obtain acceleration of the effective date of such registration statement. The Company may elect in its sole discretion, at any time prior to the effectiveness of the registration statement (other than a registration statement filed pursuant to a Demand Registration), not to proceed with the registration which is the subject of such notice. The obligations of the Company under this Section 6.1(b) are subject to the limitations, conditions and qualifications set forth in Sections 6.1(a) and (c). Any Securityholder may elect, in its sole discretion, to withdraw from any registration statement filed in connection with a Piggyback Event by delivering written notice of such withdrawal to the Company prior to the effectiveness of the registration statement. If a Securityholder decides not to include (or is precluded from including) all of his, her or its Shares in any registration statement thereafter filed by the Company, such Securityholder will nevertheless continue to have the right under this Section 6.1(b) to include Shares in a registration statement filed in connection with a future Piggyback Event, all upon the terms and subject to the conditions as set forth in this Agreement.

(c) The obligation of the Company to use its reasonable efforts to cause Shares to be registered under the Securities Act pursuant to Subsections 6.1(a) and (b) above is subject to each of the following limitations, conditions and qualifications.

(i) If such registration is an underwritten offering, the Company shall be entitled to reduce the number of Shares of the Securityholders to be included in such registration if the managing underwriter(s) of a proposed Public Offering of the Company’s securities advise the Company that, in its opinion, inclusion of all of such Securityholder’s requested Shares would adversely affect the Public Offering of securities being sold by the Company.

(ii) Any reduction in the number of Shares to be included in a registration shall be made as follows:

(A) in any Demand Registration, any reduction in the number of Shares to be included in the registration shall be made by excluding: (i) first, Shares requested to be included by Persons other than Securityholders or the Company; (ii) second, Shares requested to be included by the Company; and (iii) third, Shares of Securityholders exercising “piggyback” rights pursuant to Section 6.1(b) and Shares requested by Demanding Investors, provided that any such reduction of Shares of such Securityholders and Demanding Investors shall be pro rata (based on the number of Shares requested to be included by such respective Securityholders and Demanding Investors);

(B) in any registration on the Company’s account, any reduction in the number of Shares to be included in the registration shall be made by excluding: (i) first, Shares requested to be included by Persons other than Securityholders or the Company; (ii) second, any Shares requested to be included by Securityholders pursuant to “piggyback” rights under Section 6.1(b), provided that any such reduction of Shares of such Securityholders shall be pro rata; and (iii) third, Shares to be included on the Company’s account; and

(C) in any demand registration demanded (a “Third Party Demand”) by Person(s) other than a Demanding Investor (each, a “Third Party Demander”), any reduction in the number of Shares to be included in the registration shall be made by excluding: (i) first, Shares requested to be included by Persons other

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than Securityholders, the Company or the Third Party Demanders; (ii) second, Shares requested to be included by the Company; (iii) third, any Shares requested to included by Securityholders pursuant to “piggyback” rights under Section 6.1(b) , provided that any such reduction of Shares of such Securityholders shall be pro rata; and (iv) fourth, Shares requested to be included by the Third Party Demanders; provided, however, that the Demanding Investors shall have the right, by giving notice to the Company within 10 days after receipt of notice of the Third Party Demand, to require (subject to the terms and provisions of Sections 6.1(a) and 6.1(c)) that the registration that is the subject of such Third Party Demand be treated (for all purposes hereunder, including the manner in which any reduction in Shares to be included in the registration will be made) as a Demand Registration demanded by such Demanding Investors pursuant to Section 6.1(a).

(iii) The Company shall prepare and file with the SEC the registration statement and use its reasonable efforts to cause the registration to become effective; provided, however, that, to the extent practicable, at least five business days prior to filing any registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to Securityholders holding Shares covered by such registration statement and their counsel, copies of all such documents proposed to be filed, and any such Securityholder and its counsel shall have the opportunity to comment on any information pertaining solely to such Securityholder and its plan of distribution that is contained therein.

(iv) The Company shall use reasonable efforts to cause the registration statement to remain current (including the filing of necessary supplements or post-effective amendments) during the period commencing on the initial effective date of such registration statement and ending on the date on which such registration statement shall have remained effective for one hundred eighty (180) days; provided, however, that notwithstanding anything in this Agreement (including Subsections 6.1(c)(iv) and (x)) to the contrary: (A) if a material development regarding the Company occurs, the Company is advised by its counsel in writing that keeping the registration statement current would require the acceleration of disclosure of such material development and the Company determines in good faith that such disclosure is not in the best interests of the Company, then the Company shall not be obligated to use its reasonable efforts to keep the registration statement effective or any prospectus current during the ninety (90) day period following the date of such development; and (B) the Company shall not be required to use its reasonable efforts to keep the registration statement effective at any time after all Shares included in such registration have been distributed.

(v) If the Company has not arranged for a plan of distribution or other marketing arrangements for such registration, it shall be a condition of the right of a Securityholder to participate in such registration that the Securityholder shall have arranged for a plan of distribution of its Shares which are to be registered and made all pertinent marketing arrangements for such Shares. Any such plan and arrangements shall be approved by the Company (which approval shall not be unreasonably withheld). Notwithstanding the preceding sentence, if any securities to be sold by the Company pursuant to such registration statement are to be sold on a firm commitment basis through underwriters, those Securityholders desiring to sell their Shares in the offering shall, at the request of the Company, (1) sell their Shares on such basis through such underwriters, and (2) complete and execute all customary questionnaires, powers of attorney, indemnities, underwriting agreements and other documents consistent with the terms of this Agreement and required under the terms of such underwriting arrangements.

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(vi) Whenever the Company is required by the provisions of this Agreement to use reasonable efforts to register Shares under the Securities Act, the Company shall furnish to each participating Securityholder such number of copies of any prospectus (including any preliminary or summary prospectus) as such Securityholder may reasonably request in order to effect the offering and sale of the Shares to be offered and sold by such Securityholder, but only while the Company is required under the provisions hereof to cause the registration statement to remain current.

(vii) The Company’s obligations to use reasonable efforts to effect registration of Shares for Securityholders shall include such qualification under applicable state securities laws as may be necessary to enable the Securityholders on whose behalf such registration is to be effected to offer and sell the Shares which are the subject matter of their requests; provided, however, that the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it is not then qualified or to file any general consent to service of process.

(viii) All expenses incurred in connection with any registration or qualification pursuant to this Section 6.1, including all SEC registration fees, state securities filing fees, printing expenses (excluding the printing of any agreements, memoranda or other documents pertaining solely to the sale of Shares by Securityholders) and fees and disbursements of experts used by the Company in connection with such registration, shall, subject to requirements of any applicable regulatory agency, be borne by the Company. Each participating Securityholder shall bear its pro rata share of the fees and disbursements of underwriting, brokerage discounts and commissions, and transfer taxes, on the sale of its Shares. In addition, the Company shall pay the reasonable fees and disbursements of one (1) legal counsel for all of the participating Securityholders, as selected by (A) the Demanding Investors holding a majority of the Shares sought to be included in such registration, in the case of a Demand Registration and (B) by the participating Securityholders holding a majority of the Shares sought to included in any registration other than a Demand Registration, in each case as approved by the Company (which approval shall not be unreasonably withheld). The Demanding Investors may at any time by notice to the Company require the Company not to proceed with, or terminate, a Demand Registration, in which case, the Demanding Investors shall pay all expenses incurred in connection with such registration.

(ix) The Company shall notify each participating Securityholder at any time when a prospectus relating to such Shares is required to be delivered under the Securities Act, of the happening of any event which causes such prospectus as then in effect to contain an untrue statement of a material fact or to omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and, subject to Section 6.1(c)(iv), the Company will promptly prepare a supplement or amendment to such prospectus so that as thereafter delivered to the purchasers of such Shares, such prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

(x) Each participating Securityholder, upon receipt of any notice of the happening of any event of the kind described in Section 6.1(c)(ix) hereof, shall

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immediately discontinue disposition of the Shares until such Securityholder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 6.1(c)(ix) hereof or until such Securityholder is advised in writing by the Company that the use of the prospectus may be resumed, and, if so directed by the Company, such Securityholder shall, or shall request the managing underwriter or underwriters (if any) to, deliver to the Company all copies, other than permanent file copies then in such Securityholder’s possession, of the prospectus covering such Shares current at the time of receipt of such notice.

(xi) Each such participating Securityholder agrees (A) to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by such Securityholder to the Company or of the occurrence of any event, in either case, as a result of which any prospectus relating to such registration contains or would contain an untrue statement of a material fact regarding such Securityholder or omits or would omit to state any material fact regarding such Securityholder required to be stated therein or necessary to make the statements therein not misleading, and (B) promptly to furnish to the Company any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to such Securityholder, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

(xii) For purposes of this Agreement, except as otherwise contemplated by Section 6.1(c)(viii), the phrases “reasonable efforts” and “reasonable efforts to cause,” when used with reference to efforts to be made by a party hereto or any of its Affiliates shall not require such party or any of its Affiliates to pay or transfer any money, property or other thing of value (except as otherwise provided by this Agreement), shall require such party and its Affiliates to act with all reasonable promptness and dispatch with respect thereto and shall require the other party and its Affiliates to act with all reasonable promptness and dispatch and to cooperate in all material respects with the first party’s efforts in connection therewith.

(xiii) The Company shall furnish, upon request, to each participating Securityholder and the underwriter or underwriters, if any, without charge, at least one signed copy of the registration statement and any post-effective amendment thereto, and such number of conformed copies thereof and such number of copies of the prospectus (including each preliminary prospectus and each prospectus filed under Rule 424 under the Securities Act), any amendments or supplements thereto and any documents incorporated by reference therein, as such participating Securityholder or underwriter may reasonably request in order to facilitate the disposition of the Shares being sold by such participating Securityholder (it being understood that the Company consents to the use of the prospectus and any amendment or supplement thereto by each participating Securityholder and the underwriter or underwriters, if any, in connection with the offering and sale of the Shares covered by the prospectus or any amendment or supplement thereto, unless the Company subsequently notifies the Securityholder and underwriter or underwriters to discontinue use of the prospectus in accordance with Section 6.1(c)(x)).

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(xiv) The Company shall notify each participating Securityholder and the underwriter or underwriters, if any:

(A) of any stop order or other order suspending the effectiveness of any registration statement, issued or threatened by the SEC in connection therewith, and take all reasonable actions required to prevent the entry of such stop order or to obtain its prompt withdrawal if entered;

(B) when such registration statement or any prospectus used in connection therewith, or any amendment or supplement thereto, has been filed and, with respect to such registration statement or any post-effective amendment thereto, when the same has become effective;

(C) of any written request by the SEC for amendments or supplements to such registration statement or prospectus; and

(D) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Securities for sale under the applicable securities or blue sky laws of any jurisdiction.

(xv) The Company shall use its reasonable efforts to obtain, in connection with any underwritten offering of Securities:

(A) a “cold comfort letter” and updates thereof from the Company’s independent certified public accountants covering such matters of the type customarily covered by “cold comfort letters” as the underwriters may reasonably request; and

(B) an opinion of counsel to the Company, addressed to the underwriters, covering such matters as are customarily covered in opinions requested in secondary underwritten offerings of equity securities, to the extent reasonably required by the underwriting agreement.

(xvi) The Company shall otherwise comply with all applicable rules and regulations of the SEC, and make generally available to its security holders (as contemplated by Section 11(a) under the Securities Act) an earnings statement satisfying the provisions of Rule 158 under the Securities Act no later than ninety (90) days after the end of the twelve (12) month period beginning with the first month of the Company’s first fiscal quarter commencing after the effective date of the registration statement, which statement shall cover said twelve (12) month period.

(xvii) The Company shall use its reasonable efforts to cause all Shares covered by each registration to be listed subject to notice of issuance, prior to the date of first sale of such Shares pursuant to such registration, on each securities exchange on which the Shares are then listed, and admitted to trading on the Nasdaq Stock Market, if the Shares are then admitted to trading on the Nasdaq Stock Market.

(xviii) The Company shall indemnify, to the extent permitted by law, each participating Securityholder, its officers, trustees, directors, members, managers, beneficial owners (direct or indirect) and partners and each Person who controls (within the meaning of the Securities Act) such Securityholder (the “Investor Indemnified Parties”) against all losses, claims, damages, liabilities and expenses, including reasonable attorneys’ fees (“Losses”) arising out of or based upon any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or

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preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such participating Securityholder expressly for use therein. Notwithstanding the foregoing, the Company shall not be obligated to indemnify any of the Investor Indemnified Parties for any such Losses to the extent that such Losses arise out of or are based upon (A) the use of any preliminary prospectus or prospectus after such time as the obligation of the Company to keep the same effective and current has ceased or expired, (B) the use of any preliminary prospectus or prospectus after such time as the Company has advised the participating Securityholder in writing that a post-effective amendment or supplement thereto is required (other than the use of a preliminary prospectus or prospectus as so supplemented or amended) or (C) any failure to deliver a copy of the final prospectus or any amendments or supplements thereto to any Person if such alleged misstatement or omission was timely corrected in such final prospectus or amendment or supplement. In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers and directors and each Person who controls (within the meaning of the Securities Act) such underwriters to the same extent as provided above with respect to the indemnification of the Investor Indemnified Parties. The Company shall reimburse the Investor Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending against any such action or claim as such expenses are incurred.

(xix) Each participating Securityholder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any registration statement or prospectus covering Shares held by such Securityholder, and each participating Securityholder shall indemnify the Company, its directors and officers and each Person who controls (within the meaning of the Securities Act) the Company (the “Company Indemnified Parties”) against any Losses arising out or based upon any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by or on behalf of such participating Securityholder; provided that the obligation to indemnify shall be individual, not joint and several, for each participating Securityholder and shall be limited to the net amount of proceeds received by such participating Securityholder from the sale of Shares pursuant to such registration statement. The participating Securityholders shall reimburse the Company Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending against any such action or claim as such expenses are incurred.

(xx) Any Person entitled to indemnification under Section 6.1(c)(xviii) or Section 6.1(c)(xix), as applicable, shall (A) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (B) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the

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indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) and which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

(xxi) If the indemnification provided for in Section 6.1(c)(xviii) or Section 6.1(c)(xix) from the indemnifying party is unavailable to an indemnified party hereunder in respect of any Losses for which such indemnified party would be otherwise entitled to indemnification under Section 6.1(c)(xviii) or Section 6.1(c)(xix), as applicable, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such Losses, as well as any other relevant equitable considerations; provided, that such obligation shall be limited to the net amount of proceeds received by such participating Securityholder from the sale of the Shares pursuant to such registration statement. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action.

(xxii) The parties hereto agree that it would not be just and equitable if contribution pursuant to Section 6.1(c)(xxi) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in Section 6.1(c)(xxi). No person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(xxiii) The indemnification provided for under Section 6.1(c)(xviii) or Section 6.1(c)(xix), as applicable, and the contribution provided for in Section 6.1(c)(xxi) shall remain in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the transfer of the Shares.

(d) The Company shall not grant to any Person any registration rights inconsistent with the terms of this Section 6.1.

6.2 Rule 144. Following an initial Public Offering, the Company shall timely file the reports required to be filed by it under the Securities Act or the Exchange Act (including the reports under

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Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144 promulgated under the Securities Act). Upon the request of a holder of Shares, the Company shall: (a) deliver to such holder a written statement as to its compliance with the reporting requirements of Rule 144, as such rule may be amended from time to time, and (b) take such further action, including supplying and making publicly available any other information in the possession of or reasonably obtainable by the Company, to allow such holder to avail itself of Rule 144 or any other rule or regulation of the SEC allowing it to sell securities without registration under the Securities Act.

ARTICLE VII

MISCELLANEOUS

7.1 Legend on Certificates.

(a) All stock certificates representing Shares which are subject to this Agreement shall bear the following legend:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER. THE SHARES REPRESENTED HEREBY ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER, CERTAIN REPURCHASE OPTIONS AND CERTAIN OTHER AGREEMENTS SET FORTH IN AN AMENDED AND RESTATED SECURITYHOLDER AGREEMENT BETWEEN THERMON GROUP HOLDINGS, INC. (THE “COMPANY”) AND THE OTHER SIGNATORIES THERETO DATED AS OF APRIL 30, 2010 AND THE COMPANY RESERVES THE RIGHT TO REFUSE THE TRANSFER OF THIS SECURITY UNTIL THE CONDITIONS THEREIN HAVE BEEN FULFILLED WITH RESPECT TO SUCH TRANSFER. A COPY OF SUCH AGREEMENT MAY BE OBTAINED BY THE HOLDER HEREOF AT THE COMPANY’S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE.”

(b) Upon termination of this Agreement, certificates for Shares may be surrendered to the Company in exchange for new certificates without the foregoing legends.

7.2 Termination of Agreement. Without limiting the termination provisions set forth in Sections 3.5 and 4.4 hereof, this Agreement shall be terminated in its entirety: (a) upon the mutual agreement of the Company, the Fund, each Co-Investor and the Securityholders (other than the Fund, any Fund Associate and the Co-Investors) owning a majority of the shares of Common Stock then owned by such Securityholders; (b) upon the consummation of a Sale of the Company other than as a result of a Public Offering; or (c) upon the termination of the Acquisition Agreement in accordance with its terms; provided, however, that in the case of clauses (a) and (b) above, the representations and warranties of the parties hereto contained in this Agreement shall survive such termination of this Agreement and the rights and obligations of the parties shall survive such termination of this Agreement to the extent (and only to the extent) that any performance is required after such termination to effectuate the intentions hereof.

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7.3 Amendment of Agreement. This Agreement may be amended by the Company with the written consent of the Fund and the Securityholders (other than the Fund and any Fund Associate) owning a majority of the shares of Common Stock then owned by such Securityholders; provided, however that (a) the written consent of the Securityholders (other than the Fund) shall not be required for any proposed amendment, restatement or modification of this Agreement in connection with any Co-Investor becoming a party to this Agreement following the date hereof; (b) in no event shall any such amendment, restatement or modification materially and adversely affect the rights or obligations of any one Securityholder, as applicable, without the prior written consent of such Securityholder, as applicable, unless such amendment materially and adversely affects the same rights and obligations of all Securityholders in the same legal and economic manner; (c) in no event shall any such amendment, restatement or modification materially and adversely affect the rights or obligations of any Co-Investor without the prior written consent of such Co-Investor; and (d) copies of any amendments to this Agreement will be provided to each Co-Investor pursuant to Section 7.5.

7.4 Termination of Status as Securityholder. From and after the date that a Securityholder ceases to own any Securities, such Person shall no longer be deemed to be a Securityholder for purposes of this Agreement and all rights and obligations such Person may have hereunder (including the right to exercise any option herein granted) shall terminate.

7.5 Notices. All notices hereunder shall be in writing and shall be delivered by hand, by facsimile (or photo or other electronic means), by local messenger, or by reputable overnight courier. Notices shall be deemed given: (1) when received, if delivered by hand or local messenger; (2) when sent, if sent by facsimile, photo or other electronic means during the recipient’s normal business hours; (3) on the first business day after being sent, if sent by facsimile, photo or other electronic means other than during the recipient’s normal business hours; and (4) one business day after being delivered to a reputable overnight courier for next day delivery. A notice delivered by facsimile, photo or other electronic means shall only be effective, however, if the notice is also given by hand, local messenger or courier no later than two business days after its delivery by facsimile, photo or other electronic means. All notices shall be addressed as follows: (1) if to the Company: Thermon Group Holdings, Inc., C/O CHS Private Equity V LP, 10 South Wacker Drive, Suite 3175, Chicago, Illinois 60606, Attention: Daniel J. Hennessy and Marcus J. George, Fax: (312) 876-3854; with copies (which shall not constitute notice) to (A) CHS Private Equity V LP, 10 South Wacker Drive, Suite 3175, Chicago, Illinois 60606, Attention: Daniel J. Hennessy and Marcus J. George, Fax: (312) 876-3854, and (B) Sidley Austin LLP, One South Dearborn, Chicago, Illinois 60603, Attention: Roger R. Wilen and Jeffrey N. Smith, Fax: (312) 853-7036; (2) if to the Fund, CHS Private Equity V LP, 10 South Wacker Drive, Suite 3175, Chicago, Illinois 60606, Attention: Daniel J. Hennessy and Marcus J. George, Fax: (312) 876-3854, with a copy (which shall not constitute notice) to Sidley Austin LLP, One South Dearborn, Chicago, Illinois 60603, Attention: Roger R. Wilen and Jeffrey N. Smith, Fax: (312) 853-7036; (3) if to TSCP: Thompson Street Capital Partners II, L.P., Thompson Street Capital Partners II, L.P., 120 South Central Avenue, Suite 600, Saint Louis, Missouri 63105, Fax: (314) 727-2118, Attention: James A Cooper; with copies (which shall not constitute notice) to Bryan Cave, One Metropolitan Square, 211 North Broadway, Suite 3600, Saint Louis, Missouri 63102-2750, Attention: Seth M. Frederiksen, Fax: (314) 552-8566; (4) if to Crown: Crown Investment Series LLC, 222 North LaSalle Street, Chicago, Illinois 60601, Fax: (312) 984-1427, Attention: James Star; with copies (which shall not constitute notice) to Neal Gerber Eisenberg LLP, 2 North LaSalle Street, Suite 1700, Chicago, Illinois 60602, Attention: Michael B. Gray, Fax: (312) 750-6551; and (5) if to any other Securityholder, to the address or fax number for such person as reflected in the applicable schedules to this Agreement; or (in each case) to such other addresses or addressees as may be designated by notice given in accordance with the provisions of this Section 7.5.

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7.6 Construction. The use of the singular or plural or masculine or neuter gender shall not be given an exclusionary meaning and, where applicable, shall be intended to include the appropriate number or gender, as the case may be.

7.7 Counterparts. This Agreement may be executed in any number of counterparts, and by facsimile, photo or other electronic means, each of which shall be effective only upon delivery and thereafter shall be deemed to be an original, and all of which shall be taken to be one and the same instrument with the same effect as if each of the parties hereto had signed the same signature page.

7.8 Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof.

7.9 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their heirs, representatives, successors and permitted assigns including Permitted Transferees to the extent provided for in this Agreement.

7.10 Applicable Law. This Agreement shall be governed and controlled as to validity, enforcement, interpretation, construction, effect and in all other respects by the internal laws of the State of Delaware applicable to contracts made in that State.

7.11 WAIVER OF TRIAL BY JURY. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO TRIAL BY JURY OF ANY CAUSE OF ACTION, CLAIM, COUNTERCLAIM OR CROSS COMPLAINT IN CONNECTION WITH ANY ACTION OR OTHER PROCEEDING BROUGHT BY ANY PARTY HERETO AGAINST ANY OTHER PARTY OR PARTIES HERETO WITH RESPECT TO ANY MATTER ARISING OUR OF OR IN ANY WAY CONNECTED WITH OR RELATED TO, THIS AGREEMENT OR ANY PORTION THEREOF, WHETHER BASED UPON CONTRACTUAL, STATUTORY, TORTUOUS OR OTHER THEORIES OF LIABILITY. EACH PARTY REPRESENTS THAT IT HAS CONSULTED WITH COUNSEL REGARDING THE MEANING AND EFFECT OF THE FOREGOING WAIVER OF ITS RIGHT TO A JURY TRIAL.

7.12 Consent to Jurisdiction. The parties hereto irrevocably consent and submit to the exclusive jurisdiction of any local, state or federal court within the County of Cook in the State of Illinois for enforcement of this Agreement. All Securityholders irrevocably waive any objection they may have to venue or the defense of an inconvenient forum to the maintenance of such actions or proceedings to enforce this Agreement.

7.13 Severability. The invalidity of any provision of this Agreement or portion of a provision shall not affect the validity of any other provision of this Agreement or the remaining portion of the applicable provision.

7.14 Headings. The headings contained in this Agreement are for convenience of reference only and shall not affect the meaning or interpretation of this Agreement.

7.15 No Strict Construction. The parties hereto jointly participated in the negotiation and drafting of this Agreement. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their collective mutual intent. This Agreement shall be construed as if drafted jointly by the parties hereto, and no rule of strict construction shall be applied against any Person.

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7.16 Business Days. If any time period for giving notice or taking action hereunder expires on a day which is a Saturday, Sunday or legal holiday in the state in which the Company’s chief executive office is located, the time period shall be automatically extended to the business day immediately following such Saturday, Sunday or legal holiday.

7.17 Irrevocable Proxy. To the extent that this Agreement obligates a Securityholder to Vote Securities for or against any transaction (or other matter) or for any Person in any election, such Securityholder grants to the Fund, if the Fund is not in breach hereof, a proxy to so Vote that Security on such Securityholder’s behalf with respect to that transaction (or other matter). Each of the foregoing proxies is irrevocable. The term of each of such proxies with respect to Securities will continue until the date on which this Agreement terminates. Each of these proxies is coupled with an interest in the issuer of Securities in question. Each time that a Securityholder acquires Securities (including on the date hereof or in the future), such Securityholder shall be treated as granting this proxy at such time with respect to that Security.

7.18 Interpretation. Whenever the term “include” or “including” is used in this Agreement, it shall mean “including, without limitation,” (whether or not such language is specifically set forth) and shall not be deemed to limit the range of possibilities to those items specifically enumerated. The words “hereof”, “herein” and “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular provision. Terms defined in the singular have a comparable meaning when used in the plural and vice versa. Terms defined in the current tense shall have a comparable meaning when used in the past or future tense and vice versa. Terms defined as a noun shall have a comparable meaning when used as an adjective, adverb, or verb and vice versa.

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IN WITNESS WHEREOF, the parties have executed this Amended and Restated Securityholder Agreement as of the date first above written.

THERMON GROUP HOLDINGS, INC.

By:	/s/ Marcus J. George
Name: Marcus J. George
Its: Vice President
Principal Place of Business: Illinois

THE FUND:

CHS PRIVATE EQUITY V LP

By:	CHS Management V LP, its general partner

By:	Code Hennessy & Simmons LLC,
its general partner

By:	/s/ Marcus J. George
Name: Marcus J. George
Its: Partner
Principal Place of Business: Illinois

Signature Page to

Amended and Restated Securityholder Agreement

ACKNOWLEDGEMENT BY SELLER AND TARGET COMPANY

The undersigned each hereby acknowledge and agree to the procedures of Sections 2.1(b) and (e) of the Amended and Restated Securityholder Agreement dated as of April 30, 2010 among Thermon Group Holdings, Inc., a Delaware corporation, and the other parties thereto, and that adherence to the provisions thereof will not constitute a breach or violation of, or grounds to terminate, the Acquisition Agreement (as defined in the Amended and Restated Securityholder Agreement).

THERMON HOLDINGS, LLC

By:	/s/ Rodney Bingham
Name:	Rodney Bingham
Its:	President

Principal Place of Business:

THERMON HOLDING CORP.

By:	/s/ Rodney Bingham
Name:	Rodney Bingham
Its:	President

Principal Place of Business:

Signature Page to

Amended and Restated Securityholder Agreement

MANAGER SIGNATURE PAGE

MANAGER

/s/ GEORGE ALEXANDER
Name:	GEORGE ALEXANDER

Signature Page to

Amended and Restated Securityholder Agreement

MANAGER SIGNATURE PAGE

MANAGER

/s/ Rodney Bingham
Name:	Rodney Bingham

Signature Page to

Amended and Restated Securityholder Agreement

MANAGER SIGNATURE PAGE

MANAGER

/s/ RICHARD H. HULETT
Name:	RICHARD H. HULETT

Signature Page to

Amended and Restated Securityholder Agreement

MANAGER SIGNATURE PAGE

MANAGER

/s/ René Van Der Salm
Name:	René Van Der Salm

Signature Page to

Amended and Restated Securityholder Agreement

MANAGER SIGNATURE PAGE

MANAGER

/s/ PAUL E. IRWIN
Name:	PAUL E. IRWIN

Signature Page to

Amended and Restated Securityholder Agreement

MANAGER SIGNATURE PAGE

MANAGER

/s/ F. LEWIS SMITH
Name:	F. LEWIS SMITH

Signature Page to

Amended and Restated Securityholder Agreement

MANAGER SIGNATURE PAGE

MANAGER

/s/ Roy E. Barth
Name:	Roy E. Barth

Signature Page to

Amended and Restated Securityholder Agreement

MANAGER SIGNATURE PAGE

MANAGER

/s/ DAVID RALPH
Name:	DAVID RALPH

Signature Page to

Amended and Restated Securityholder Agreement

MANAGER SIGNATURE PAGE

MANAGER

/s/ RICHARD HAGEMAN
Name:	RICHARD HAGEMAN

Signature Page to

Amended and Restated Securityholder Agreement

MANAGER SIGNATURE PAGE

MANAGER

/s/ KEN CONRICK
Name:	KEN CONRICK

Signature Page to

Amended and Restated Securityholder Agreement

MANAGER SIGNATURE PAGE

MANAGER

/s/ BRIAN MCLENNAN
Name:	BRIAN MCLENNAN

Signature Page to

Amended and Restated Securityholder Agreement

MANAGER SIGNATURE PAGE

MANAGER

/s/ David R. Duval
Name:	David R. Duval

Signature Page to

Amended and Restated Securityholder Agreement

MANAGER SIGNATURE PAGE

MANAGER

/s/ Rob Leussink
Name:	Rob Leussink

Signature Page to

Amended and Restated Securityholder Agreement

MANAGER SIGNATURE PAGE

MANAGER

/s/ TANMAY SENGUPTA
Name:	TANMAY SENGUPTA

Signature Page to

Amended and Restated Securityholder Agreement

MANAGER SIGNATURE PAGE

MANAGER

/s/ Kirk Dippel
Name:	Kirk Dippel

Signature Page to

Amended and Restated Securityholder Agreement

MANAGER SIGNATURE PAGE

MANAGER

/s/ Beverly Childers
Name:	Beverly Childers

Signature Page to

Amended and Restated Securityholder Agreement

MANAGER SIGNATURE PAGE

MANAGER

/s/ ERIC C. REITLER
Name:	ERIC C. REITLER

Signature Page to

Amended and Restated Securityholder Agreement

MANAGER SIGNATURE PAGE

MANAGER

/s/ KENNETH O’BRYANT
Name:	KENNETH O’BRYANT

Signature Page to

Amended and Restated Securityholder Agreement

MANAGER SIGNATURE PAGE

MANAGER

/s/ JOHN ALLISON
Name:	JOHN ALLISON

Signature Page to

Amended and Restated Securityholder Agreement

MANAGER SIGNATURE PAGE

MANAGER

/s/ Donald W. Hirsch
Name:	Donald W. Hirsch

Signature Page to

Amended and Restated Securityholder Agreement

MANAGER SIGNATURE PAGE

MANAGER

/s/ Kevin M. Simpson
Name:	Kevin M. Simpson

Signature Page to

Amended and Restated Securityholder Agreement

MANAGER SIGNATURE PAGE

MANAGER

/s/ Scott Sandlin
Name:	Scott Sandlin

Signature Page to

Amended and Restated Securityholder Agreement

MANAGER SIGNATURE PAGE

MANAGER

/s/ DAVID N. JEVAS
Name:	DAVID N. JEVAS

Signature Page to

Amended and Restated Securityholder Agreement

MANAGER SIGNATURE PAGE

MANAGER

/s/ GARY CRAIG
Name:	GARY CRAIG

Signature Page to

Amended and Restated Securityholder Agreement

MANAGER SIGNATURE PAGE

MANAGER

/s/ JOHN BEENE
Name:	JOHN BEENE

Signature Page to

Amended and Restated Securityholder Agreement

MANAGER SIGNATURE PAGE

MANAGER

/s/ PAUL RITCHIE
Name:	PAUL RITCHIE

Signature Page to

Amended and Restated Securityholder Agreement

MANAGER SIGNATURE PAGE

MANAGER

/s/ JAMES SCHUBERT
Name:	JAMES SCHUBERT

Signature Page to

Amended and Restated Securityholder Agreement

MANAGER SIGNATURE PAGE

MANAGER

/s/ Byung Ho Park
Name:	Byung Ho Park

Signature Page to

Amended and Restated Securityholder Agreement

MANAGER SIGNATURE PAGE

MANAGER

/s/ Andy Russell
Name:	Andy Russell

Signature Page to

Amended and Restated Securityholder Agreement

MANAGER SIGNATURE PAGE

MANAGER

/s/ Richard Burdick
Name:	Richard Burdick

Signature Page to

Amended and Restated Securityholder Agreement

MANAGER SIGNATURE PAGE

MANAGER

/s/ FRANK D. RANGEL
Name:	FRANK D. RANGEL

Signature Page to

Amended and Restated Securityholder Agreement

MANAGER SIGNATURE PAGE

MANAGER

/s/ SAM PALMER
Name:	SAM PALMER

Signature Page to

Amended and Restated Securityholder Agreement

MANAGER SIGNATURE PAGE

MANAGER

/s/ MARIAN DEHM
Name:	MARIAN DEHM

Signature Page to

Amended and Restated Securityholder Agreement

MANAGER SIGNATURE PAGE

MANAGER

/s/ John Schramm
Name:	John Schramm

Signature Page to

Amended and Restated Securityholder Agreement

MANAGER SIGNATURE PAGE

MANAGER

/s/ BRYAN DUHON
Name:	BRYAN DUHON

Signature Page to

Amended and Restated Securityholder Agreement

MANAGER SIGNATURE PAGE

MANAGER

/s/ SANDRA L. MICHALEWICZ
Name:	SANDRA L. MICHALEWICZ

Signature Page to

Amended and Restated Securityholder Agreement

MANAGER SIGNATURE PAGE

MANAGER

/s/ LANCE BIELKE
Name:	LANCE BIELKE

Signature Page to

Amended and Restated Securityholder Agreement

MANAGER SIGNATURE PAGE

MANAGER

/s/ EVELYNE BERGER
Name:	EVELYNE BERGER

Signature Page to

Amended and Restated Securityholder Agreement

MANAGER SIGNATURE PAGE

MANAGER

/s/ C LINDSAY
Name:	C LINDSAY

Signature Page to

Amended and Restated Securityholder Agreement

MANAGER SIGNATURE PAGE

MANAGER

/s/ W. Michael Bruce
Name:	W. Michael Bruce

Signature Page to

Amended and Restated Securityholder Agreement

MANAGER SIGNATURE PAGE

MANAGER

/s/ PETER BAEN
Name:	PETER BAEN

Signature Page to

Amended and Restated Securityholder Agreement

MANAGER SIGNATURE PAGE

MANAGER

/s/ Prasad Shripad Shetye
Name:	Prasad Shripad Shetye

Signature Page to

Amended and Restated Securityholder Agreement

MANAGER SIGNATURE PAGE

MANAGER

/s/ MARK PESCUD
Name:	MARK PESCUD

Signature Page to

Amended and Restated Securityholder Agreement

MANAGER SIGNATURE PAGE

MANAGER

/s/ GORDON BROWN
Name:	GORDON BROWN

Signature Page to

Amended and Restated Securityholder Agreement

MANAGER SIGNATURE PAGE

MANAGER

/s/ RALPH KNOSKE
Name:	RALPH KNOSKE

Signature Page to

Amended and Restated Securityholder Agreement

MANAGER SIGNATURE PAGE

MANAGER

/s/ CHAD SEHN
Name:	CHAD SEHN

Signature Page to

Amended and Restated Securityholder Agreement

MANAGER SIGNATURE PAGE

MANAGER

/s/ Werner Stadler
Name:	Werner Stadler

Signature Page to

Amended and Restated Securityholder Agreement

MANAGER SIGNATURE PAGE

MANAGER

/s/ Richard Peter Farrugia
Name:	Richard Peter Farrugia

Signature Page to

Amended and Restated Securityholder Agreement

MANAGER SIGNATURE PAGE

MANAGER

/s/ RICHARDOT SERGE
Name:	RICHARDOT SERGE

Signature Page to

Amended and Restated Securityholder Agreement

MANAGER SIGNATURE PAGE

MANAGER

/s/ Fukuo Arimori
Name:	Fukuo Arimori

Signature Page to

Amended and Restated Securityholder Agreement

MANAGER SIGNATURE PAGE

MANAGER

/s/ Xiaohu Duan
Name:	Duan Xiaohu

Signature Page to

Amended and Restated Securityholder Agreement

MANAGER SIGNATURE PAGE

MANAGER

/s/ Min Suk Jung
Name:	Min Suk Jung

Signature Page to

Amended and Restated Securityholder Agreement

MANAGER SIGNATURE PAGE

MANAGER

/s/ ALEXANDER MACLAINE PONT
Name:	ALEXANDER MACLAINE PONT

Signature Page to

Amended and Restated Securityholder Agreement

MANAGER SIGNATURE PAGE

MANAGER

/s/ WEIJERS
Name:	MGR. WEIJERS

Signature Page to

Amended and Restated Securityholder Agreement

MANAGER SIGNATURE PAGE

MANAGER

/s/ Sarah Alexander
Name:	Sarah Alexander

Signature Page to

Amended and Restated Securityholder Agreement

MANAGER SIGNATURE PAGE

MANAGER

/s/ FELIPE BARRIENTOS
Name:	FELIPE BARRIENTOS

Signature Page to

Amended and Restated Securityholder Agreement

MANAGER SIGNATURE PAGE

MANAGER

/s/ John D. Grant
Name:	John D. Grant

Signature Page to

Amended and Restated Securityholder Agreement

MANAGER SIGNATURE PAGE

MANAGER

/s/ Megan Hernandez
Name:	Megan Hernandez

Signature Page to

Amended and Restated Securityholder Agreement

MANAGER SIGNATURE PAGE

MANAGER

/s/ GERARDO LOPEZ
Name:	GERARDO LOPEZ

Signature Page to

Amended and Restated Securityholder Agreement

MANAGER SIGNATURE PAGE

MANAGER

/s/ WILLIAM J. ROEDER
Name:	WILLIAM J. ROEDER

Signature Page to

Amended and Restated Securityholder Agreement

MANAGER SIGNATURE PAGE

MANAGER

/s/ DAVID L. SCHLAMEUS
Name:	DAVID L. SCHLAMEUS

Signature Page to

Amended and Restated Securityholder Agreement

MANAGER SIGNATURE PAGE

MANAGER

/s/ JOSE C. LIZCANO
Name:	JOSE C. LIZCANO

Signature Page to

Amended and Restated Securityholder Agreement

CO-INVESTOR SIGNATURE PAGE

THOMPSON STREET CAPITAL PARTNERS II, L.P.

By:	Thompson Street Capital II GP, L.P., its general partner

By:	Thompson Street Capital LLC, its general partner

By:	/s/ James A. Cooper
Name: James A. Cooper
Its: Member
Principal Place of Business: Missouri

CROWN INVESTMENT SERIES LLC – SERIES 4

By:	Longview Asset Management LLC, its Manager

By:	/s/ James Star
Name: James Star
Its: President
Principal Place of Business: Illinois

STAR INVESTMENT SERIES LLC – SERIES 1

By:	/s/ James Star
Name: James Star
Its: Manager
Principal Place of Business: Illinois

Signature Page to

Amended and Restated Securityholder Agreement

FORMER OWNER SIGNATURE PAGE

FORMER OWNER

/s/ RICHARD L. BURDICK
Name:	RICHARD L. BURDICK

Signature Page to

Amended and Restated Securityholder Agreement

FORMER OWNER SIGNATURE PAGE

FORMER OWNER

/s/ Mark Burdick
Name:	Mark Burdick

Signature Page to

Amended and Restated Securityholder Agreement

FORMER OWNER SIGNATURE PAGE

FORMER OWNER

/s/ JACK N. SIGOVICH
Name:	JACK N. SIGOVICH

Signature Page to

Amended and Restated Securityholder Agreement

FUND ASSOCIATE SIGNATURE PAGE

CHS ASSOCIATES V

By:	Code Hennessy & Simmons LLC, its managing general partner

By:	/s/ Michael L. Keesey
Name: Michael L. Keesey
Its: Chief Financial Officer
Principal Place of Business: Illinois

Signature Page to

Amended and Restated Securityholder Agreement

EXHIBIT A

SPOUSAL CONSENT

I acknowledge that I have read the foregoing Amended and Restated Securityholder Agreement and that I know its contents. I am aware that by its provisions, my spouse agrees, among other things, to a right of first refusal, to the granting of rights to purchase and to the imposition of certain restrictions on the transfer of securities of the Company (including Shares), including my community interest therein (if any), which rights and restrictions may survive my spouse’s death. I hereby consent to such rights and restrictions, approve of the provisions of the Agreement, and agree that I will bequeath any interest which I may have in said securities or any of them, including my community interest, if any, or permit any such interest to be purchased, in a manner consistent with the provisions of this Agreement. I direct that any residuary clause in my will shall not be deemed to apply to my community interest (if any) in such partnership interests except to the extent consistent with the provisions of this Agreement.

I further agree that in the event of a dissolution of the marriage between myself and my spouse, in connection with which I secure or am awarded any securities of the Company or any interest therein through property settlement agreement or otherwise, I shall receive and hold said securities subject to all the provisions and restrictions contained in the foregoing Agreement, including any option of the Company or other Securityholders to purchase such shares or interest from me.

I also acknowledge that I have been advised to obtain independent counsel to represent my interests with respect to this Agreement but that I have declined to do so and hereby expressly waive my right to such independent counsel.

Date:
Name of Spouse:

Name of Securityholder:

EXHIBIT B

SUBSCRIPTION AND JOINDER

TO

AMENDED AND RESTATED SECURITYHOLDER AGREEMENT

This is a SUBSCRIPTION AND JOINDER (“Joinder”) to the AMENDED AND RESTATED SECURITYHOLDER AGREEMENT (the “Agreement”), dated as of April 30, 2010, among Thermon Group Holdings, Inc., a Delaware corporation (the “Company”), CHS Private Equity V LP, a Delaware limited partnership (the “Fund”) and each other party thereto and each person subsequently admitted as a Securityholder. Capitalized terms used and not defined herein shall have the meanings ascribed in such terms in the Agreement.

WHEREAS, the undersigned (a) desires to acquire from the Company, and the Company desires to transfer to the undersigned,              shares of Common Stock and (b) desires to become a Securityholder and [Manager] [Fund Associate] [Lender] [Co-Investor], with all of the rights and obligations provided in the Agreement;

WHEREAS, the Board of Directors of the Company has approved the admission of the undersigned as an additional Securityholder and [Manager] [Fund Associate] [Lender] [Co-Investor] pursuant to Agreement; and

WHEREAS, the undersigned agrees to become a party to the Agreement in accordance with the terms hereof.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Joinder hereby agree as follows:

1 Subscription. The undersigned hereby subscribes for, and the Company hereby issues to the undersigned,              shares of Common Stock for a purchase price per share equal to $            . The undersigned specifically makes the representations and warranties set forth in, and agrees and acknowledges to the matters covered by, Section 2.2 of the Agreement. The undersigned is a resident of, or (if applicable) has its principal place of business located in, the State set forth on the signature page to this Joinder.

2 Agreement to be Bound. Upon execution of this Joinder, the undersigned shall become a party to the Agreement and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Agreement as though an original party thereto and as a Securityholder and [Manager] [Fund Associate] [Lender] [Co-Investor] thereunder.

3 Successors and Assigns. Except as otherwise provided herein, this Joinder shall bind and inure to the benefit of and be enforceable by the Company and its successors and assigns.

4 Counterparts. This Joinder may be executed in separate counterparts (by facsimile, photo or other electronic means), each of which shall be an original and all of which taken together shall constitute one and the same agreement.

5 Governing Law. This Joinder shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any rules, principles or provisions of choice of law or conflicts of laws.

IN WITNESS WHEREOF, the undersigned have executed this Joinder as of this              day of             , 20    .

By:
Name:
Title:
Date:	, 20

Name:
Date:	, 20
Residence or Principal Place of Business:

SCHEDULE I

The Managers

I Name, Address and Fax	II Shares of Class B Common Stock Acquired	III Manner of Payment	IV State of Residence
George P. Alexander PO Box 621 San Marcos, TX 76667 Fax: (512) 396-3627	1,984	Netting against proceeds in connection with Closing	Texas

Rodney Bingham 4002 Austin Meadow Drive Sugar Land, TX 77479 Fax:	2,000	Netting against proceeds in connection with Closing	Texas

Richard H. Hulett 237 Muse Drive El Dorado Hills, CA 95767 Fax:	460	Netting against proceeds and transfer of net after tax bonus by Thermon in connection with Closing	California

Johannes van der Salm 495 Hueco Springs Loop Rd New Braunfels, TX 78132 Fax: (512) 754-2416	816	Netting against proceeds and transfer of net after tax bonus by Thermon in connection with Closing	Texas

Paul E. Irwin 26 Hessenford Dr. Sugar Land, TX 77479 Fax:	320	Netting against proceeds and transfer of net after tax bonus by Thermon in connection with Closing	Texas

Frank Lewis Smith 2838 S. Cedar Hollow Dr Pearland, TX 77584 Fax:	265	Netting against proceeds and transfer of net after tax bonus by Thermon in connection with Closing	Texas

Roy E. Barth 2405 Willow Arbor San Marcos, TX 78666 Fax: (512) 754-2438	260	Netting against proceeds and transfer of net after tax bonus by Thermon in connection with Closing	Texas

David P. Ralph 1762 Oak Forest Dr New Braunfels, TX 78132 Fax:	544	Netting against proceeds and transfer of net after tax bonus by Thermon in connection with Closing	Texas

Richard Hageman 9430 Blazing Star Trail Garden Ridge, TX 78266 Fax:	131	Netting against proceeds and transfer of net after tax bonus by Thermon in connection with Closing	Texas

Ken Conrick 16 Grove St Vermont, Melbourne, Australia 3133 Fax:	399	Netting against proceeds in connection with Closing	Australia

I Name, Address and Fax	II Shares of Class B Common Stock Acquired	III Manner of Payment	IV State of Residence
Brian McLennan 10436-14 AVE Edmonton, Alberta, Canada T6J 5S9 Fax: (780) 436-4037	418	Netting against proceeds and transfer of net after tax bonus by Thermon in connection with Closing	Canada

David Duval RR2, Site 18, Box 13 Olds, AB Canada Fax: (403) 556-4076	260	Netting against proceeds and transfer of net after tax bonus by Thermon in connection with Closing	Canada

Rob Leussink Van Scorelstraat 89 3141 HV MAASSLUIS The Netherlands Fax: +31 153615379	943	Netting against proceeds in connection with Closing	Netherlands

Tanmay Sengupta 20-P Ballygunge Terrace Calcutta 700029 India Fax: +91-33-2440-1352	749	Netting against proceeds and transfer of net after tax bonus by Thermon in connection with Closing	India

Kirk Dippel 901 Bay Area Blvd League City, Texas 77573 Fax:	161	Netting against proceeds and transfer of net after tax bonus by Thermon in connection with Closing	Texas

Beverly Childers 3715 Leadville Drive Austin, Texas 78749 Fax:	205	Netting against proceeds and transfer of net after tax bonus by Thermon in connection with Closing	Texas

Eric Reitler 6361 Rothbury Street Portage, MI 49024 Fax:	255	Netting against proceeds and transfer of net after tax bonus by Thermon in connection with Closing	Michigan

Kenneth O’Bryant PO Box 1569 Kyle, Texas 78640-1569 Fax:	103	Netting against proceeds in connection with Closing	Texas

John Allison 1 Cortleferry Grove Eskbank, Dalkeith Midlothian, EH22 3HX UK Fax:	130	Netting against proceeds in connection with Closing	United Kingdom

Donny Hirsch 2238 S. Abbey Loop New Braunfels, TX 78130 Fax:	226	Netting against proceeds and transfer of net after tax bonus by Thermon in connection with Closing	Texas

I Name, Address and Fax	II Shares of Class B Common Stock Acquired	III Manner of Payment	IV State of Residence
Kevin Simpson 37084 White Road Prairieville, LA 70769 Fax:	131	Netting against proceeds and transfer of net after tax bonus by Thermon in connection with Closing	Louisiana

Scott Sandlin 101 Wimberley Oaks Dr Wimberley, TX 78676 Fax:	266	Netting against proceeds in connection with Closing	Texas

David Jevas 900 Silent Valley Rd. Lockhart, TX 78644 Fax:	142	Netting against proceeds and transfer of net after tax bonus by Thermon in connection with Closing	Texas

Gary Craig 37 Halliburton Crescent London, Ontario N6K 2Z1 Canada Fax:	243	Netting against proceeds and transfer of net after tax bonus by Thermon in connection with Closing	Canada

John Beene 2508 Arroyo Doble San Marcos, TX 78666 Fax:	85	Netting against proceeds and transfer of net after tax bonus by Thermon in connection with Closing	Texas

Paul Ritchie 10815 Willowglen Place SE Calgary, Alberta T2J 1R8 Canada Fax:	49	Netting against proceeds and transfer of net after tax bonus by Thermon in connection with Closing	Canada

Jim Schubert P O Box 24 Fischer, TX 78623 Fax:	90	Netting against proceeds and transfer of net after tax bonus by Thermon in connection with Closing	Texas

Byungho Park Rm. 2602 Trade Tower Samsung-Dong Gangnam-gu Seoul, South Korea Fax:	123	Netting against proceeds in connection with Closing	Korea

Andy Russell 2614 Sunday House Dr. Pearland, TX 77584 Fax:	123	Netting against proceeds and transfer of net after tax bonus by Thermon in connection with Closing	Texas

Richard Burdick 5714 Cerritos Houston, TX 77035 Fax:	133	Netting against proceeds and transfer of net after tax bonus by Thermon in connection with Closing	Texas

I Name, Address and Fax	II Shares of Class B Common Stock Acquired	III Manner of Payment	IV State of Residence
Frank Rangel 6707 Olympia Pasadena, TX 77505 Fax:	66	Netting against proceeds and transfer of net after tax bonus by Thermon in connection with Closing	Texas

Sam Palmer 82 Wellington St, upper Stratford, Ontario N5A 2L2 Canada Fax:	119	Netting against proceeds and transfer of net after tax bonus by Thermon in connection with Closing	Canada

Marian Dehm 10821 River Plantation Dr. Austin, TX 78747 Fax:	97	Netting against proceeds and transfer of net after tax bonus by Thermon in connection with Closing	Texas

John Schramm 103 Longcope Loop San Marcos, TX 78666 Fax:	27	Netting against proceeds in connection with Closing	Texas

Bryan Duhon 1310 Edgewater Drive Friendswood, TX 77546 Fax:	99	Netting against proceeds and transfer of net after tax bonus by Thermon in connection with Closing	Texas

Sandra Michalewicz 108 Hill Drive San Marcos, TX 78666 Fax:	20	Netting against proceeds in connection with Closing	Texas

Lance Bielke 595 Apex New Braunfels, TX 78132 Fax:	25	Netting against proceeds in connection with Closing	Texas

Evelyne Berger 10 rue du Passe Partout, IGNY 91430 France Fax:	75	Netting against proceeds in connection with Closing and the immediate remittance of net after tax bonus in connection with Closing	France

Chris Lindsay 5 Listerclose Houghton le Spring Tyne and Wear DH5 8NP UK Fax:	43	Netting against proceeds in connection with Closing and the immediate remittance of net after tax bonus in connection with Closing	United Kingdom

Mike Bruce 168 Reunion Close NW Airdrie, Alberta T4B 0M3 Canada Fax:	55	Netting against proceeds and transfer of net after tax bonus by Thermon in connection with Closing	Canada

I Name, Address and Fax	II Shares of Class B Common Stock Acquired	III Manner of Payment	IV State of Residence
Peter Baen PO Box 207 San Marcos, TX 78667 Fax:	55	Netting against proceeds and transfer of net after tax bonus by Thermon in connection with Closing	Texas

Prasad Shetye Housing Society Dinanath Mangeshkar Marg. Mumbai, Maharashtra 400 036 India Fax:	71	Netting against proceeds in connection with Closing and the immediate remittance of net after tax bonus in connection with Closing	India

Mark Pescud 425 Willarong Road Carringbah 2229 NSW Australia Fax:	29	The immediate remittance of net after tax bonus in connection with Closing	Australia

Gordon Brown 5924 – 56 th Street Olds, AB T4H 1K4 Canada Fax: (403) 273-5695	42	Transfer of net after tax bonus by Thermon in connection with Closing	Canada

Ralph Knoske RR#2 Leduc, AB T9E 2X2 Canada Fax:	36	Transfer of net after tax bonus by Thermon in connection with Closing	Canada

Chad Sehn 2308 Morris Cr SE Calgary, AB T4A 2A3 Canada Fax:	30	Transfer of net after tax bonus by Thermon in connection with Closing	Canada

Werner Stadler 15 MacEwan Park Pl NW Calgary, AB T3K 3G2 Canada Fax:	30	Transfer of net after tax bonus by Thermon in connection with Closing	Canada

Richard Farrugia 1706 Thorburn Dr SE Airdrie, AB T4A 2E2 Canada Fax:	30	Transfer of net after tax bonus by Thermon in connection with Closing	Canada

Serge Richardot 19 Rue de la Main Enchantee 77280 Othis France Fax:	31	The immediate remittance of net after tax bonus in connection with Closing connection with Closing	France

I Name, Address and Fax	II Shares of Class B Common Stock Acquired	III Manner of Payment	IV State of Residence
Fukuo Arimori 14-24-506, Chuo-4, Yamato City Kanagawa Pref., 242-0021 Japan Fax:	40	The immediate remittance of net after tax bonus in connection with Closing	Japan

Duan Xiahou 4-1-1710 Noukendaihigashi, Kanazawa-ku Yokohama 236-0058 Japan Fax:	43	The immediate remittance of net after tax bonus in connection with Closing	Japan

Min Suk Jung Gyeryeong Rishivill Apt. 105-1405 Dunjeon-ri, Pogok-eup, Cheoin-gy, Yongin-si Gyeanggi-Do Korea 449-828 Fax:	33	The immediate remittance of net after tax bonus in connection with Closing	Korea

Alexander MacLaine Pont Molenlaan 111 3055 EJ Rotterdam The Netherlands Fax:	33	The immediate remittance of net after tax bonus in connection with Closing	Netherlands

Mathon Weijers Nicolaas Beetslaan 3 2841 EJ Moordrecht The Netherlands Fax: +31 153615379	28	The immediate remittance of net after tax bonus in connection with Closing	Netherlands

Sarah Alexander 603 Davis St. #701 Austin, TX 78701 Fax:512 754 2416	33	Transfer of net after tax bonus by Thermon in connection with Closing	Texas

Felipe Barrientos 101 Ford Rd. San Marcos, TX 78666 Fax: 512 396 3627	40	Transfer of net after tax bonus by Thermon in connection with Closing	Texas

John Grant 15082 Warbler Drive Austin, TX 78734 Fax:	40	Transfer of net after tax bonus by Thermon in connection with Closing	Texas

Megan Hernandez 154 Calle Real Kyle, TX 78640 Fax:	33	Transfer of net after tax bonus by Thermon in connection with Closing	Texas

I Name, Address and Fax	II Shares of Class B Common Stock Acquired	III Manner of Payment	IV State of Residence
Gerardo Lopez 652 Purple Sage Dr. Seguin, TX 78155 Fax:	33	Transfer of net after tax bonus by Thermon in connection with Closing	Texas

Bill Roeder 4422 Monte Carlo Place Fort Collins, CO 80525 Fax:	31	Transfer of net after tax bonus by Thermon in connection with Closing	Colorado

David Schlameus 7965 Old Bastrop Road New Braunfels, TX 78130 Fax:	33	Transfer of net after tax bonus by Thermon in connection with Closing	Texas

Julio Lizcano 3806 Frodo Cove Austin, TX 78739 Fax:	33	Transfer of net after tax bonus by Thermon in connection with Closing	Texas

SCHEDULE II

The Fund Associates

I Name, Address and Fax	II Shares of Common Stock Acquired
CHS Associates V 10 South Wacker Drive, Suite 3175 Chicago, Illinois 60606 Fax: (312) 876-3854

SCHEDULE III

The Lenders

I Name, Address and Fax	II Shares of Common Stock Acquired

SCHEDULE IV

The Co-Investors

I Name, Address and Fax	II Shares of Common Stock Acquired
Thompson Street Capital Partners II, L.P. 120 South Central Avenue, Suite 600 Saint Louis, Missouri 63105 Fax: (314) 727-2118	25,000 shares of Class A Common

Crown Investment Series LLC – Series 4 222 North LaSalle Street Chicago, Illinois 60601 Fax:	14,750 shares of Class A Common

Star Investment Series LLC – Series 1 222 North LaSalle Street Chicago, Illinois 60601 Fax:	750 shares of Class A Common

SCHEDULE V

The Former Owners

I Name, Address and Fax	II Shares of Class B Common Stock Acquired	III Manner of Payment	IV State of Residence
Richard L. Burdick 1030 Belvin Street San Marcos, TX 78666 Fax:	739	Netting against proceeds in connection with Closing	Texas

Mark Burdick 183 Las Brisas Blvd. Seguin, TX 78155 Fax:	2,200	Netting against proceeds in connection with Closing	Texas

Jack N. Sigovich 16084 W. Piccadilly Road Goodyear, Arizona 85395 Fax: (623) 533-4846	300	Netting against proceeds in connection with Closing	Arizona